UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5850

OneAmerica Funds, Inc.
(Exact name of registrant as specified in charter)

1 American Square, Indianapolis, IN,			46282
(Address of principal executive offices)			(Zip code)

Andrew J. Michie 1 American Square, Indianapolis, IN, 46282
(Name and address of agent for service)

Registrant’s telephone number, including area code:		317-285-1877

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders.

December 31, 2015

OneAmerica® Funds, Inc.

Annual Report

Note: The report and the financial statements contained herein are submitted for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless accompanied or preceded by an effective prospectus of OneAmerica Funds, Inc., and AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Life Unit Trust, or AUL American Individual Variable Annuity Unit Trust which contains further information concerning the sales charge, expenses, and other pertinent information.

Registered group and individual variable annuity and variable life contracts issued by American United Life Insurance Company® (AUL) are distributed by OneAmerica Securities, Inc., Member FINRA, SIPC, a wholly owned subsidiary of AUL.

OneAmerica® Funds, Inc.

Directors and Officers of OneAmerica Funds, Inc.

Joseph E. DeGroff, Chairman of the Board

Gilbert F. Viets, Director (1)

Stephen J. Helmich, Director (1)

Dr. James L. Isch, Director (1)

Elaine E. Bedel, Director

John C. Mason, President

Andrew J. Michie, Treasurer

Nicholas C. Slabaugh, Assistant Treasurer

Erik W. Hansen, Secretary and
Chief Compliance Officer

Stephen L. Due, Assistant Secretary

Susan E. Uhl, Anti-Money Laundering Officer

(1)  Audit Committee

A Message
From
The President
of OneAmerica Funds, Inc.

It is a pleasure to present you with the 2015 annual report for the OneAmerica Funds, Inc. This report includes performance, financial information and holdings for each portfolio. I hope you find this information useful as you monitor and manage your investments.

After posting three consecutive years of double digit returns and six consecutive years of positive returns, the S&P 500 index posted a negative price return and modest positive total return of 1.4 percent including dividends in 2015. All major U.S. stock indices experienced corrections (defined as a decline of ten percent or more) during the third quarter of 2015 before recovering to end the year relatively flat. Volatility finally re-entered the markets after several years of relative calm induced by the Federal Reserve's quantitative easing program.

Long-term Treasury yields ended the year slightly higher than when the year began. Globally, developed country government bond yields were volatile during 2015 and many set new all-time lows. U.S. government bond yields continue to exceed those of most other developed countries. Credit spreads widened in 2015 with lower quality bonds generally underperforming higher quality bonds. This can be attributed to a number of factors including weak economic data globally and slowing global growth, geopolitical concerns, a stronger U.S. dollar, and significant declines in global commodities prices.

Markets have become increasingly concerned about weak growth throughout the developed world, with China being of greatest concern as it is now the world's second largest economy. In addition, the Federal Reserve followed through on its plans to begin normalizing monetary policy by raising short-term interest rates by 25 basis points in December. The Fed did this while other major economies continue to pursue stimulative policies. This policy divergence has caused meaningful swings in currencies and commodities. Many commodities – most notably oil – have collapsed in value over the last eighteen months.

While a number of concerns continue to trouble investors, the U.S. economy has maintained a two percent growth trajectory. The unemployment rate continues to decline which has been the relative bright spot in terms of economic data. Inflation is well in check and in fact deflation is occurring in some segments of the economy. Other economic data has not indicated that this recovery is strengthening materially. In fact, recent data indicates that we may experience still slower growth and low inflation throughout 2016. Stock and bond markets have been priced for a sustained period of stable but sub-trend global growth. Any set-backs to these assumptions would likely create challenges for the markets, but with challenges come opportunities.

OneAmerica Funds, Inc. is now comprised of four portfolios, due to the December liquidation of the Money Market Portfolio, each with a different directive. The Value Portfolio is an equity portfolio utilizing a multicap, value approach. The Investment Grade Bond Portfolio focuses primarily on intermediate investment grade bonds. The Asset Director Portfolio is a managed portfolio investing in stocks, bonds and cash based on our outlook for these various asset classes. And finally, the Socially Responsive Portfolio typically invests in financially strong companies that also adhere to specific moral beliefs.

Investment performance for each portfolio in OneAmerica Funds, Inc. for 2015 has been listed below.

Portfolio	Class O	Advisor Class
Value Portfolio	-5.7%	-6.0%
Investment Grade Bond Portfolio	0.2%	-0.1%
Asset Director Portfolio	-2.8%	-3.1%
Socially Responsive Portfolio	-5.0%	-5.3%

Performance numbers for the OneAmerica portfolios are net of investment advisory fees and other expenses paid by each portfolio, but do not reflect specified contract, mortality and expense risk charges.

As always, I am grateful for the confidence you have placed in us by continuing to invest in OneAmerica Funds, Inc.

John C. Mason
President
OneAmerica Funds, Inc.

Indianapolis, IN
February 12, 2016

A Message
From
Kathryn Hudspeth,
Value Portfolio Manager

Volatility definitely increased in U.S. equity markets during 2015. After remaining in a fairly tight trading range during the first seven months of the year, equities hit a major roadblock in August in response to China's economic slowdown and the Federal Reserve's decision to postpone increasing short-term rates. After hitting its all-time high in May 2015, the S&P 500 fell 12.4 percent on a principal basis, representing its first correction since 2011. Most of this downdraft was recouped rather quickly, and the S&P 500 ended the year with a 1.4 percent investment return. Admittedly, a 1.4 percent calendar year return is not terribly exciting, but it still outperformed cash, the Barclays Capital U.S. Aggregate Bond Index, and the MSCI EAFE Index measured in U.S. dollars.

Unfortunately, volatility re-emerged with a vengeance during January 2016 in response to additional declines in oil prices and fresh concerns about economic growth in China. A sharp selloff on the Shanghai Stock Exchange, as a result of newly implemented circuit breakers, also unnerved global equity markets.

With high yield credit concerns and liquidity weighing on the markets, large capitalization companies tended to outperform small cap companies with the Russell 1000 Index outperforming the Russell 2000 Index by over 500 basis points during the year. The S&P 500 continued to experience a decline in market breadth as it was heavily dependent on a small number of large companies for its returns. Despite the S&P 500 posting a small positive return, over 75 percent of the index's constituents were in a correction mode by year-end (defined as a price decline of 10 percent or more from its recent highs) and over 40 percent of its constituents were experiencing a bear market (represented by a price decline of 20 percent or more).

In terms of equity style, growth outperformed value by a wide margin last year as the Russell 1000 Growth posted a positive 5.7 percent return while the Russell 1000 Value declined by 3.8 percent during the 12 months. There was also a wide disparity among sector returns as Consumer Discretionary and Health Care sectors led the pack with 12 month principal returns of 8.4 percent and 5.2 percent, respectively. Commodity oriented sectors were the worst performers with Energy and Materials down 23.6 percent and 10.4 percent, respectively.

The OneAmerica Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The portfolio also uses a "value, multi-cap" approach when selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels. Because of this value focus, this portfolio is typically not structured to mimic the S&P 500. Rather, it actively over and underweights specific sectors relative to this broad equity index.

As of the end of the fourth quarter, the Value Portfolio was overweight the Industrial and Financial sectors compared to the S&P 500, while maintaining an underweight position in the Consumer Discretionary and Staples sectors. During the quarter we increased the portfolio's exposure to the Staples and Discretionary sectors while also executing some security swaps. We were net sellers by reducing the portfolio's weighting to the Health Care and Industrial sectors.

During the quarter, portfolio performance was helped by security selection decisions within the Health Care and Energy sectors and being underweight the Utilities sector. Performance during the quarter was hindered by security selection in the Staples, Industrial, and Technology sectors. Focusing primarily on value companies also was detrimental since growth dramatically outperformed value during the period.

In the current environment, we are more apprehensive about potential equity returns over the course of 2016 due to the weak global earnings growth outlook and rather unappealing valuations. So we approach the year with low expectations, but we will be looking for sensible investment opportunities which may be created by possible market disruptions.

OneAmerica Value Portfolio – Class O (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Value Portfolio - Class O
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Average Annual Total Returns for periods ended December 31, 2015

	Value – Class O	S&P 500
One Year	-5.7%	1.4%
Five Years	8.9%	12.6%
Ten Years	5.4%	7.3%
Value of a hypothetical $10,000 investment made on 12/31/05	$16,835	$20,244

The charts above show the Value Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Value Portfolio – Advisor Class (unaudited)

S&P 500
Value Portfolio - Advisor Class
Dollars
30,000
25,000
20,000
15,000
10,000
5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Average Annual Total Returns for periods ended December 31, 2015

	Value – Advisor Class	S&P 500
One Year	-6.0%	1.4%
Five Years	8.6%	12.6%
Ten Years	5.0%	7.3%
Value of a hypothetical $10,000 investment made on 12/31/05	$16,339	$20,244

The charts above show the Value Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Value Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2015 (unaudited)

Industry	% of Total Net Assets
Banks	16.4%
Semiconductors	11.0
Pharmaceuticals	8.1
Oil & Gas	7.8
Miscellaneous Manufacturing	7.0
Healthcare Products	5.2
Software	4.3
Money Market Mutual Funds	3.9
Exchange-Traded Funds	3.8
Diversified Financial Services	2.9
Food	2.9
Transportation	2.9
Computers	2.6
Agriculture	2.1
Electronics	2.0
Biotechnology	1.9
Beverages	1.5
Home Builders	1.5
Mining	1.5
Retail	1.5
Apparel	1.4
Telecommunications	1.4
Metal Fabricate/Hardware	1.2
Chemicals	1.2
Auto Parts and Equipment	1.0
Iron/Steel	1.0
Commercial Services	0.9
Aerospace & Defense	0.8
Auto Manufacturers	0.5
100.2
Liabilities in excess of other assets	(0.2)
Net Assets	100.0%

A Message
From
David Weisenburger,
Portfolio Manager of the
Investment Grade Bond Portfolio

The OneAmerica Investment Grade Bond Portfolio invests primarily in U.S. Treasury and Agency bonds and notes, corporate securities, and U.S. Agency-backed residential mortgage obligations. Portfolio holdings can range in maturity from overnight money market investments to bonds with maturities of thirty years or longer. The average duration of the portfolio can, and will be, shortened or extended to reflect our outlook on overall interest rates. Similarly, the portfolio's mix of securities will be altered to reflect our current views of the relative attractiveness of each asset class.

As of the end of 2015, the average security rating assigned by Moody's Investors Service within the Portfolio was Aa2. Approximately 70 percent of the portfolio was invested in U.S. Treasuries, Agencies, and other high quality mortgage and asset-backed securities, 25 percent in investment grade corporate bonds, 3.7 percent in high yield corporate bonds, and 1.3 percent in other investment grade securities. The Portfolio has historically maintained an "overweight" position in fixed income securities exposed to credit risk, relative to its benchmark, and this remained true throughout the entire year.

During the majority of 2015, many participants in the global capital markets were keenly focused on domestic and global economic data, as well as on the anticipated and actual activities of central bankers worldwide. In contrasting moves, as the U.S. ended its regime of extraordinary easing measures in October of 2014 (QE program), other major central banks (Bank of Japan, European Central Bank) took more of an accommodative stance, by increasing the size of, or preparing to launch easing programs of their own. Our Federal Reserve delayed its rate hike throughout the first eleven months of 2015 – but finally raised rates in December, marking the first rate increase since 2004.

For the second consecutive year, the U.S. economy saw moderate weakness during the first quarter while growing at a year over year rate of 1.8%. Although not necessarily weak from a historical standpoint, it is significantly slower than most economists and the Federal Reserve have anticipated up to this point. Globally, the macro environment was more challenging. Europe and Japan remained mired in a period of very weak, almost stagnant economic growth while the Chinese economy is currently growing at its slowest rate in quite a few years. Many emerging market countries have also begun to show signs of slowing economic growth.

During 2015, we remained overweight corporate credit and other risk assets relative to our benchmark (The Barclays Aggregate Index). Our overweight position in corporate bonds came from our holdings in high grade and high yield corporate bonds, which added incremental return relative to the benchmark. It was a more challenging year from a performance standpoint for risky assets. For calendar year 2015, the Bond Portfolio returned 0.21% (net of management fees) vs. the Barclays Aggregate Index which returned 0.55% (the index has no management fees).

Credit spreads in investment grade corporate bonds, high yield corporate bonds, and other credit sectors remain at or near their historically tight levels – notwithstanding the moderate widening seen during 2015. We will continue to diligently monitor the activities and policies of the Fed, as it has seemingly been the primary driver of returns, while continuing our bottom-up focus on sector and security selection.

OneAmerica Investment Grade Bond Portfolio – Class O (unaudited)

25,000
20,000
15,000
10,000
5,000
Dollars
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Barclays Capital U.S. Aggregate
Investment Grade Bond Portfolio - Class O

Average Annual Total Returns for periods ended December 31, 2015

	Investment Grade Bond – Class O	Barclays Capital U.S. Aggregate
One Year	0.2%	0.6%
Five Years	3.0%	3.3%
Ten Years	4.6%	4.5%
Value of a hypothetical $10,000 investment made on 12/31/05	$15,675	$15,547

The charts above show the Investment Grade Bond Portfolio – Class O's total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Investment Grade Bond Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Investment Grade Bond Portfolio – Advisor Class (unaudited)

25,000
20,000
15,000
10,000
5,000
Dollars
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Barclays Capital U.S. Aggregate
Investment Grade Bond Portfolio - Advisor Class

Average Annual Total Returns for periods ended December 31, 2015

	Investment Grade Bond – Advisor Class	Barclays Capital U.S. Aggregate
One Year	-0.1%	0.6%
Five Years	2.6%	3.3%
Ten Years	4.3%	4.5%
Value of a hypothetical $10,000 investment made on 12/31/05	$15,214	$15,547

The charts above show the Investment Grade Bond Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of income and capital gains. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Investment Grade Bond Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2015 (unaudited)

Industry	% of Total Net Assets
U.S. Government & Agency Obligations	40.2%
Mortgage-Backed and Asset-Backed Securities	28.6
Banks	6.1
Oil & Gas	2.6
Electric	2.3
Insurance	1.7
Food	1.6
Money Market Mutual Funds	1.4
Municipal	1.3
Telecommunications	1.3
Aerospace & Defense	1.1
Chemicals	1.1
Commercial Services	1.1
Pharmaceuticals	1.1
REITS	1.0
Auto Manufacturers	0.9
Pipelines	0.9
Distribution/Wholesale	0.6
Diversified Financial Services	0.6
Retail	0.6
Software	0.6
Trucking & Leasing	0.6
Environmental Control	0.5
Iron/Steel	0.5
Media	0.5
Miscellaneous Manufacturing	0.4
99.2
Other assets in excess of liabilities	0.8
Net Assets	100.0%

A Message
From
Kathryn Hudspeth, Erik Leighton and David Weisenburger,
Asset Director Portfolio Managers

2015 was impacted by five themes, in no particular order: further commodity price declines (especially oil), U.S. dollar strength, slow economic growth, Federal Reserve action or lack thereof, and China. Even after a 45% decline in the price of WTI in 2014, it fell another 30% in 2015. With prices in the mid-thirties, oil still may have not found a bottom. Another strong year for the U.S. dollar put pressure on U.S. multinational corporations that have overseas sales. Global growth in general continued to be slow and variable. This slow growth coupled with tepid economic statistics led the Fed to delay rate "lift-off" until their December meeting. China had a couple of main impacts on the world economy/markets. First, China's growth trajectory stalled, leading investors to fear that its growth might have hit a wall. As a result of this decelerating growth, Chinese equity markets declined fairly precipitously. Finally in an attempt to mitigate slowing growth, China devalued its already weak currency (the yuan) to help stimulate exports.

U.S. equities finished 2015 on a positive note, albeit a small one. With only a 1.4 percent gain for the year on a total return basis, the S&P 500 Index needed all 7.0 percent return it registered in the fourth quarter to eke out a positive return. Limited breadth in the market led to quite a divergence between growth and value stocks for the year. A few growth names performed exceptionally well leading growth to easily outperform value during the year.

For the quarter ended 12/31/2015, interest rates increased across the curve and the yield curve flattened which reflected the Fed's rate hike. The long end of the curve is not moving higher with the front end given the market's perception that growth has slowed or is slowing. Credit spreads tightened – both high yield and high grade. Activity for the quarter in fixed income was light given the unusually light volume in high grade and high yield credit.

The asset allocation for the Asset Director Portfolio for year-end 2015 was 60 percent equities, 38 percent bonds and 2 percent cash. The portfolio's equity weight was slightly reduced over the year due to marginally above average long-term valuations and less than robust economic growth. In terms of equity sector exposure, we reduced the portfolio's Industrial and Material exposure and increased Consumer Staples and Financials. As of year-end, the portfolio was overweight Industrials and Financials while being underweight Consumer Discretionary, Consumer Staples, and Utilities. For the fixed income investments, the Treasury portion of the portfolio is positioned to benefit from a continuation of the curve's flattening. We remain slightly overweight credit with a small position in high yield.

Seven consecutive years of positive returns for the S&P 500 have left equity valuations fairly valued to slightly rich versus long-term averages. From a monetary policy perspective, the Federal Reserve appeared to back itself into a corner such that, it felt pressure to increase rates in December even when economic data seemed to be languishing. Positive unemployment at 5% obviously carried more weight than the stagnant inflation backdrop in the Fed's eyes. With the Fed attempting to temper its dovish posture, improved economic growth is going to need to pick up the slack to substantiate current valuations. Equity volatility is likely to increase in the coming year as the Fed attempts to increase rates in the face of limited growth.

OneAmerica Asset Director Portfolio – Class O (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Barclays Capital U.S. Aggregate
Asset Director Portfolio - Class O
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Average Annual Total Returns for periods ended December 31, 2015

	Asset Director – Class O	S&P 500	Barclays Capital U.S. Aggregate
One Year	-2.8%	1.4%	0.6%
Five Years	6.9%	12.6%	3.3%
Ten Years	5.5%	7.3%	4.5%
Value of a hypothetical $10,000 investment made on 12/31/05	$17,024	$20,244	$15,547

The charts above show the Asset Director Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Asset Director Portfolio – Advisor Class (unaudited)

30,000
25,000
20,000
15,000
10,000
5,000
Dollars
S&P 500
Barclays Capital U.S. Aggregate
Asset Director Portfolio - Advisor Class
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Average Annual Total Returns for periods ended December 31, 2015

	Asset Director – Advisor	S&P 500	Barclays Capital U.S. Aggregate
One Year	-3.1%	1.4%	0.6%
Five Years	6.5%	12.6%	3.3%
Ten Years	5.1%	7.3%	4.5%
Value of a hypothetical $10,000 investment made on 12/31/05	$16,496	$20,244	$15,547

The charts above show the Asset Director Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Figures for the Barclays Capital U.S. Aggregate Bond Index, an unmanaged broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS, include reinvestment of income and capital gains. Investors cannot directly invest in an index.

Performance numbers for the Asset Director Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, it would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2015 (unaudited)

Industry	% of Total Net Assets
U.S. Government & Agency Obligations	19.4%
Banks	11.6
Mortgage-Backed and Asset-Backed Securities	8.8
Semiconductors	6.3
Oil & Gas	5.1
Exchange-Traded Funds	4.9
Pharmaceuticals	4.8
Miscellaneous Manufacturing	3.9
Healthcare Products	3.1
Software	2.9
Mutual Funds	2.5
Food	2.1
Diversified Financial Services	1.8
Money Market Mutual Funds	1.8
Transportation	1.7
Computers	1.6
Chemicals	1.3
Agriculture	1.2
Telecommunications	1.2
Biotechnology	1.1
Beverages	0.9
Commercial Services	0.9
Electronics	0.9
Home Builders	0.9
Aerospace & Defense	0.8
Apparel	0.8
Iron/Steel	0.8
Mining	0.8
Retail	0.8
Electric	0.7
Metal Fabricate/Hardware	0.7
Auto Manufacturers	0.6
Auto Parts and Equipment	0.6
Insurance	0.5
Municipal Bond	0.4
Pipelines	0.3
REITS	0.3
Distribution/Wholesale	0.2
Environmental Control	0.2
Media	0.2
Trucking & Leasing	0.2
99.6
Other assets in excess of liabilities	0.4
Net Assets	100.0%

A Message
From
Erik Leighton,
Portfolio Manager of the Socially Responsive Portfolio

The domestic equity market limped through another positive year. For the seventh consecutive year the U.S. equity market advanced, this year with a paltry 1.4 percent total return, based on the S&P 500 index. When based in U.S. dollars, 2015 continued to find the U.S. equity market as a better performer than most foreign equity markets. The forward price-to-earnings (P/E) multiple continued to track slightly above the longer-term average. Improved economic growth will need to occur to see multiple expansion at this point.

The U.S. economy continued at a sluggish pace in 2015. The unemployment rate entered 2016 at 5.0 percent, compared to 5.6 percent at year-end 2014, but the labor force participation rate continues to be rather low historically, currently at 62.6 percent. Also, wage growth has been minimal at best and average hourly earnings were flat month-to-month from November to December. Lower oil prices should help the U.S. consumer, but the recent cratering of prices looks to be a sign of sluggish growth rather than just an oversupply issue.

The Socially Responsive Portfolio invests primarily in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The portfolio may invest in companies of any size and may change composition between small, medium, and large companies depending on the outlook for the economic environment and the markets.

The portfolio focuses on securities which are sensitive to socially responsible principles. In particular, the portfolio will typically avoid investments in the following types of companies:

• Companies that are engaged in the manufacture of tobacco;

• Companies that derive a significant portion of their revenues from the manufacture of alcohol;

• Companies that are involved in gambling as a primary line of business;

• Companies whose activities include direct participation in abortion; and

• Companies that derive a significant portion of their revenues from activities that promote pornography.

In 2015, the breadth of the market was very narrow with only a few growth stocks performing exceptionally well. As a result, growth easily outperformed value during the year. The Socially Responsible portfolio generally has more of a value orientation which inhibited return versus the S&P 500. Also from an allocation perspective, an underweight allocation to Consumer Discretionary, as it was the best performing sector, also limited portfolio return. Based on selection, Consumer Discretionary, Information Technology, and Industrial holdings provided negative relative return. An underweight position in Utilities and positive selection within the Energy sector helped mitigate the underperformance.

Volatility may be the name of the game in 2016. The Federal Reserve has an onerous task to attempt to normalize rates in a slowing economic growth environment. Valuations are by no means inexpensive and will definitely require more robust global economic growth than has been observed recently.

OneAmerica Socially Responsive Portfolio – Class O (unaudited)

S&P 500
Socially Responsive Portfolio - Class O
Dollars
20,000
15,000
10,000
5,000
03/06
12/06
12/07
12/08
12/09
12/10
12/11
12/12
12/13
12/14
12/15

Average Annual Total Returns for the period ended December 31, 2015

	Socially Responsive – Class O	S&P 500
One Year	-5.0%	1.4%
Five Years	7.9%	12.6%
Ten Years	N/A	N/A
Since Inception (3/31/06)	3.7%	7.0%
Value of a hypothetical $10,000 investment made on 3/31/06	$14,260	$19,426

The charts above show the Socially Responsive Portfolio – Class O's total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Class O are net of all portfolio operating expenses, but do not include separate account or contract charges. If performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Socially Responsive Portfolio – Advisor Class (unaudited)

20,000
15,000
10,000
5,000
Dollars
S&P 500
Socially Responsive Portfolio - Advisor Class
03/06
12/06
12/07
12/08
12/09
12/10
12/11
12/12
12/13
12/14
12/15

Average Annual Total Returns for the period ended December 31, 2015

	Socially Responsive – Advisor Class	S&P 500
One Year	-5.3%	1.4%
Five Years	7.6%	12.6%
Ten Years	N/A	N/A
Since Inception (3/31/06)	3.4%	7.0%
Value of a hypothetical $10,000 investment made on 3/31/06	$13,858	$19,426

The charts above show the Socially Responsive Portfolio – Advisor Class' total returns, which include changes in share price and reinvestment of dividends and capital gains. Figures for the S&P 500®, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500® is a registered trademark of Standard & Poor's Corporation. Investors cannot directly invest in an index.

Performance numbers for the Socially Responsive Portfolio – Advisor Class are net of all portfolio operating expenses, but do not include separate account or contract charges. If the performance data included the effect of these charges, the returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary, so shares may be worth more or less than their original cost when redeemed.

OneAmerica Funds, Inc.

REPRESENTATION OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2015 (unaudited)

Industry	% of Total Net Assets
Banks	15.4%
Semiconductors	9.8
Miscellaneous Manufacturing	9.4
Oil & Gas	7.6
Healthcare Products	6.6
Money Market Mutual Funds	5.7
Software	5.3
Food	3.7
Diversified Financial Services	3.1
Pharmaceuticals	3.1
Biotechnology	3.0
Transportation	2.9
Computers	2.4
Agriculture	2.0
Metal Fabricate/Hardware	2.0
Commercial Services	1.8
Electronics	1.8
Beverages	1.6
Retail	1.6
Apparel	1.5
Chemicals	1.5
Iron/Steel	1.5
Aerospace & Defense	1.2
Mining	1.1
Telecommunications	1.1
Auto Manufacturers	0.9
Home Builders	0.9
Auto Parts and Equipment	0.6
99.1
Other assets in excess of liabilities	0.9
Net Assets	100.0%

Fees and Expenses (unaudited)

As an indirect shareholder of the OneAmerica Funds, Inc. (the "Fund"), you incur management fees, distribution fees (with respect to the Advisor Class), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads) nor do they have any variable contract costs. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period[1]
Value Portfolio – Class O
Actual	$1,000.00	$948.98	0.59%	$2.90
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01
Value Portfolio – Advisor Class
Actual	1,000.00	947.56	0.89	4.37
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89	4.53
Investment Grade Bond – Class O
Actual	1,000.00	1,003.18	0.65	3.28
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65	3.31
Investment Grade Bond – Advisor Class
Actual	1,000.00	1,001.57	0.95	4.79
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95	4.84
Asset Director – Class O
Actual	1,000.00	973.40	0.59	2.93
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01
Asset Director – Advisor Class
Actual	1,000.00	971.90	0.89	4.42
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89	4.53
Socially Responsive – Class O
Actual	1,000.00	963.76	1.20	5.94
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20	6.11
Socially Responsive – Advisor Class
Actual	1,000.00	962.29	1.50	7.42
Hypothetical (5% return before expenses)	1,000.00	1,017.64	1.50	7.63

1  Expenses for each portfolio are calculated using the portfolio's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-months ended 12/31/15. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
OneAmerica Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (four portfolios constituting the OneAmerica Funds, Inc., hereafter referred to as the "Fund") at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 19, 2016

OneAmerica Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Portfolio
	Value	Investment Grade Bond	Asset Director	Socially Responsive
Assets:
Investments in securities, at fair value	$198,642,963	$90,092,570	$273,742,017	$6,045,199
Cash	191,434	26,639	193,339	33,951
Receivable for capital stock issued	–	125,920	175,617	417
Dividends and interest receivable	346,500	599,125	895,617	10,750
Receivable for investments sold	2,008,535	–	1,538,995	–
Due from Advisor (Note 2)	–	–	–	549
Other receivable	2,250	2,250	2,250	2,250
Prepaid expense	12,961	12,961	12,961	12,961
Total assets	201,204,643	90,859,465	276,560,796	6,106,077
Liabilities:
Payable for capital stock redeemed	158,601	4,992	–	–
Payable for investments purchased	2,674,886	–	1,642,076	–
Accrued investment advisory fees	85,509	38,248	117,821	3,643
Accrued directors fees	1,208	1,208	1,208	1,208
Accrued distribution (12b-1) fee	4,635	1,021	16,074	868
Accrued expenses	20,006	18,492	32,943	1,688
Total liabilities	2,944,845	63,961	1,810,122	7,407
Net Assets	$198,259,798	$90,795,504	$274,750,674	$6,098,670
Net assets by class of shares:
Class O	$180,340,368	$86,912,556	$212,271,879	$2,708,681
Advisor Class	17,919,430	3,882,948	62,478,795	3,389,989
Total net assets	$198,259,798	$90,795,504	$274,750,674	$6,098,670
Shares outstanding:
Class O	8,095,202	8,078,369	11,801,766	228,703
Advisor Class	812,354	362,235	3,499,415	286,261
Total shares outstanding	8,907,556	8,440,604	15,301,181	514,964
Net asset value per share:
Class O	$22.28	$10.76	$17.99	$11.84
Advisor Class	$22.06	$10.72	$17.85	$11.84
Investments at cost	$158,400,531	$89,550,838	$232,455,166	$4,799,429
Analysis of net assets:
Paid-in-capital	$152,417,539	$90,362,585	$231,614,437	$4,833,529
Undistributed net investment income	–	–	–	299
Undistributed net realized gain (loss)	5,599,827	(108,813)	1,849,386	19,072
Net unrealized appreciation of investments	40,242,432	541,732	41,286,851	1,245,770
Net Assets	$198,259,798	$90,795,504	$274,750,674	$6,098,670

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2015

	Portfolio
	Value	Investment Grade Bond	Asset Director	Socially Responsive
Investment Income:
Dividends (net of foreign withholding taxes of $24,041, $0, $18,052 and $842, respectively)	$4,867,949	$7,375	$3,732,880	$133,535
Interest	7,143	2,894,382	2,959,785	104
Total investment income	4,875,092	2,901,757	6,692,665	133,639
Expenses:
Investment advisory fee	1,135,746	480,086	1,488,229	45,204
Custodian and service agent fee	116,115	62,497	163,490	3,656
Distribution (12b-1) fee – Advisor Class	62,957	12,961	204,530	10,478
Printing fees	26,299	11,201	35,426	756
Director fees	24,310	24,310	24,310	24,310
Professional fees	21,417	9,037	28,021	601
Other	23,854	48,603	32,497	22,165
Total expenses before waived fees and reimbursed expenses	1,410,698	648,695	1,976,503	107,170
Waived fees and reimbursed expenses (Note 2)	–	–	–	(19,749)
Net expenses	1,410,698	648,695	1,976,503	87,421
Net investment income	3,464,394	2,253,062	4,716,162	46,218
Gain (loss) on investments:
Net realized gain on investments	23,554,755	349,197	13,427,712	695,048
Net change in unrealized appreciation (depreciation) on investments	(40,064,650)	(2,352,033)	(26,443,599)	(1,045,996)
Net realized and unrealized loss	(16,509,895)	(2,002,836)	(13,015,887)	(350,948)
Net increase (decrease) in net assets from operations	$(13,045,501)	$250,226	$(8,299,725)	$(304,730)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Portfolio
	Value		Investment Grade Bond
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Net increase (decrease) in net assets from operations:
Net investment income	$3,464,394	$4,070,675	$2,253,062	$2,556,089
Net realized gain on investments	23,554,755	28,389,998	349,197	835,459
Net change in unrealized appreciation (depreciation) on investments	(40,064,650)	(6,309,638)	(2,352,033)	2,511,998
Net increase (decrease) in net assets from operations	(13,045,501)	26,151,035	250,226	5,903,546
Shareholder distributions:
From net investment income:
Class O	(3,349,410)	(3,631,930)	(2,357,089)	(2,632,044)
Advisor Class	(274,365)	(307,850)	(93,283)	(113,233)
From net realized gain:
Class O	(17,886,194)	(30,664,397)	(374,986)	(374,104)
Advisor Class	(1,801,420)	(3,210,873)	(16,902)	(18,241)
Total distributions	(23,311,389)	(37,815,050)	(2,842,260)	(3,137,622)
Shareholder transactions:
Proceeds from shares issued:
Class O	1,568,355	2,574,591	5,556,784	3,863,588
Advisor Class	2,504,517	1,986,185	898,498	576,437
Reinvested distributions:
Class O	21,235,604	34,296,327	2,732,075	3,006,147
Advisor Class	2,075,785	3,518,723	110,185	131,475
Cost of shares redeemed:
Class O	(36,225,976)	(43,451,094)	(15,316,690)	(23,335,032)
Advisor Class	(6,694,996)	(7,323,672)	(1,606,156)	(2,349,388)
Net decrease from shareholder transactions	(15,536,711)	(8,398,940)	(7,625,304)	(18,106,773)
Net increase (decrease) in net assets	(51,893,601)	(20,062,955)	(10,217,338)	(15,340,849)
Net assets at beginning of year	250,153,399	270,216,354	101,012,842	116,353,691
Net assets at end of year	$198,259,798	$250,153,399	$90,795,504	$101,012,842
Undistributed net investment income included in net assets at the end of year	$–	$134,161	$–	$9,996
Changes in capital stock outstanding
Shares issued:
Class O	62,699	87,212	498,039	344,340
Advisor Class	94,667	68,157	80,835	51,909
Reinvested distributions:
Class O	937,678	1,266,716	254,430	271,632
Advisor Class	92,566	131,159	10,299	11,926
Shares redeemed:
Class O	(1,390,809)	(1,501,478)	(1,371,645)	(2,085,935)
Advisor Class	(258,070)	(254,201)	(144,640)	(212,597)
Net decrease	(461,269)	(202,435)	(672,682)	(1,618,725)
Shares outstanding at beginning of year	9,368,825	9,571,260	9,113,286	10,732,011
Shares outstanding at end of year	8,907,556	9,368,825	8,440,604	9,113,286

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Portfolio
	Asset Director		Socially Responsive
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Net increase (decrease) in net assets from operations:
Net investment income	$4,716,162	$5,220,985	$46,218	$67,286
Net realized gain on investments	13,427,712	25,040,042	695,048	412,229
Net change in unrealized appreciation (depreciation) on investments	(26,443,599)	(4,060,330)	(1,045,996)	178,198
Net increase (decrease) in net assets from operations	(8,299,725)	26,200,697	(304,730)	657,713
Shareholder distributions:
From net investment income:
Class O	(4,047,388)	(4,148,137)	(25,599)	(42,238)
Advisor Class	(997,350)	(1,099,796)	(21,247)	(24,616)
From net realized gain:
Class O	(9,672,718)	(21,857,006)	(212,439)	–
Advisor Class	(2,872,425)	(6,980,080)	(266,714)	–
Total distributions	(17,589,881)	(34,085,019)	(525,999)	(66,854)
Shareholder transactions:
Proceeds from shares issued:
Class O	15,633,706	7,785,028	106,279	215,982
Advisor Class	31,329,333	11,515,600	139,576	171,664
Reinvested distributions:
Class O	13,720,106	26,005,143	238,038	42,238
Advisor Class	3,869,775	8,079,876	287,961	24,616
Cost of shares redeemed:
Class O	(29,785,439)	(49,020,225)	(1,601,608)	(337,995)
Advisor Class	(40,831,059)	(18,181,146)	(99,048)	(202,501)
Net decrease from shareholder transactions	(6,063,578)	(13,815,724)	(928,802)	(85,996)
Net increase (decrease) in net assets	(31,953,184)	(21,700,046)	(1,759,531)	504,863
Net assets at beginning of year	306,703,858	328,403,904	7,858,201	7,353,338
Net assets at end of year	$274,750,674	$306,703,858	$6,098,670	$7,858,201
Undistributed net investment income included in net assets at the end of year	$–	$127,505	$299	$927
Changes in capital stock outstanding
Shares issued:
Class O	789,824	366,358	7,815	16,678
Advisor Class	1,581,385	550,186	10,316	13,469
Reinvested distributions:
Class O	755,471	1,305,807	19,794	3,055
Advisor Class	214,653	408,611	23,947	1,781
Shares redeemed:
Class O	(1,523,938)	(2,335,835)	(115,450)	(26,180)
Advisor Class	(2,064,548)	(857,881)	(7,293)	(15,542)
Net decrease	(247,153)	(562,754)	(60,871)	(6,739)
Shares outstanding at beginning of year	15,548,334	16,111,088	575,835	582,574
Shares outstanding at end of year	15,301,181	15,548,334	514,964	575,835

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO

December 31, 2015

Description	Shares	Value
Common Stocks (92.5%)
Aerospace & Defense (0.8%)
General Dynamics Corp.	11,100	$1,524,696
Agriculture (2.1%)
Archer-Daniels-Midland Co.	114,100	4,185,188
Apparel (1.4%)
Michael Kors Holdings Ltd.[1]	24,700	989,482
Wolverine World Wide, Inc.	105,100	1,756,221
		2,745,703
Auto Manufacturers (0.5%)
PACCAR, Inc.	22,300	1,057,020
Auto Parts and Equipment (1.0%)
BorgWarner, Inc.	24,100	1,041,843
Magna International, Inc.	23,800	965,328
		2,007,171
Banks (16.4%)
Bank of Hawaii Corp.	79,200	4,981,680
Bank of New York Mellon Corp. (The)	124,500	5,131,890
Capital One Financial Corp.	27,600	1,992,168
Citigroup, Inc.	55,489	2,871,556
JPMorgan Chase & Co.	90,207	5,956,368
Northern Trust Corp.	53,100	3,827,979
U.S. Bancorp	155,300	6,626,651
Wells Fargo & Co.	19,200	1,043,712
		32,432,004
Beverages (1.5%)
Coca-Cola Co. (The)	70,800	3,041,568
Biotechnology (1.9%)
Amgen, Inc.	23,700	3,847,221
Chemicals (1.2%)
Agrium, Inc.	25,500	2,278,170
Commercial Services (0.9%)
Quanta Services, Inc.[1]	41,100	832,275
Robert Half International, Inc.	21,800	1,027,652
		1,859,927
Computers (2.6%)
Apple, Inc.	49,700	5,231,422
Diversified Financial Services (2.9%)
Franklin Resources, Inc.	66,600	2,452,212
Janus Capital Group, Inc.	107,000	1,507,630
T Rowe Price Group, Inc.	25,300	1,808,697
		5,768,539
Electronics (2.0%)
Corning, Inc.	121,500	2,221,020
FLIR Systems, Inc.	31,000	870,170
Garmin Ltd.	23,800	884,646
		3,975,836
Food (2.9%)
Fresh Del Monte Produce, Inc.	33,900	1,318,032
Sysco Corp.	108,400	4,444,400
		5,762,432
Healthcare Products (5.2%)
Medtronic PLC	83,700	6,438,204
Zimmer Biomet Holdings, Inc.	37,800	3,877,902
		10,316,106
Home Builders (1.5%)
Thor Industries, Inc.	52,600	2,953,490
Description	Shares	Value
Iron/Steel (1.0%)
Nucor Corp.	49,800	$2,006,940
Metal Fabricate/Hardware (1.2%)
Precision Castparts Corp.	4,700	1,090,447
Valmont Industries, Inc.	12,700	1,346,454
		2,436,901
Mining (1.5%)
Southern Copper Corp.	110,100	2,875,812
Miscellaneous Manufacturing (7.0%)
Carlisle Cos., Inc.	63,660	5,646,006
Crane Co.	6,729	321,915
General Electric Co.	125,400	3,906,210
Illinois Tool Works, Inc.	43,600	4,040,848
		13,914,979
Oil & Gas (7.8%)
ConocoPhillips	47,300	2,208,437
Ensco PLC, Class A	37,800	581,742
Exxon Mobil Corp.	61,000	4,754,950
Marathon Petroleum Corp.	29,200	1,513,728
Occidental Petroleum Corp.	37,500	2,535,375
Phillips 66	14,900	1,218,820
Valero Energy Corp.	38,600	2,729,406
		15,542,458
Pharmaceuticals (8.1%)
Baxalta, Inc.	34,500	1,346,535
Johnson & Johnson	42,200	4,334,784
McKesson Corp.	20,450	4,033,354
Merck & Co., Inc.	79,200	4,183,344
Pfizer, Inc.	67,650	2,183,742
		16,081,759
Retail (1.5%)
Home Depot, Inc. (The)	13,800	1,825,050
Kohl's Corp.	21,800	1,038,334
		2,863,384
Semiconductors (11.0%)
Applied Materials, Inc.	48,300	901,761
Intel Corp.	148,100	5,102,045
KLA-Tencor Corp.	23,300	1,615,855
Maxim Integrated Products, Inc.	94,700	3,598,600
Microchip Technology, Inc.	60,300	2,806,362
QUALCOMM, Inc.	36,300	1,814,455
Skyworks Solutions, Inc.	36,100	2,773,563
Texas Instruments, Inc.	56,600	3,102,246
		21,714,887
Software (4.3%)
Autodesk, Inc.[1]	15,000	913,950
Microsoft Corp.	58,100	3,223,388
Oracle Corp.	122,200	4,463,966
		8,601,304
Telecommunications (1.4%)
Cisco Systems, Inc.	101,000	2,742,655
Transportation (2.9%)
Norfolk Southern Corp.	21,900	1,852,521
Tidewater, Inc.	51,750	360,180
Werner Enterprises, Inc.	146,500	3,426,635
		5,639,336
Total common stocks (cost: $144,194,631)		183,406,908

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO (continued)

December 31, 2015

Description	Shares	Value
Exchange-Traded Funds (3.8%)
iShares Russell 2000 Value ETF	51,900	$4,775,319
iShares S&P Small-Cap 600 Value ETF	24,600	2,660,736
Total exchange-traded funds (cost: $6,405,900)		7,436,055
Money Market Mutual Funds (3.9%)
Goldman Sachs Financial Square Prime Obligations Fund, 0.29%[2]	4,050,000	4,050,000
BlackRock Liquidity TempFund Portfolio, 0.29%[2]	3,750,000	3,750,000
Total money market mutual funds (cost: $7,800,000)		7,800,000
Total investments (100.2%) (cost: $158,400,531)		198,642,963
Liabilities in excess of other assets (0.2%)		(383,165)
Net assets (100.0%)		$198,259,798

The following abbreviations are used in the portfolio descriptions:

ETF – Exchange Traded Fund

PLC – Public Limited Company

1  Non-Income producing securities.

2  The rate shown reflects the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.9%)
U.S. Government and Agency Obligations (39.9%)
Federal Farm Credit Banks	1.850%	04/20/2020	$500,000	$501,417
Federal Home Loan Banks	4.875	09/08/2017	1,000,000	1,062,091
Federal Home Loan Banks	2.375	12/13/2019	500,000	512,670
U.S. Treasury Bonds	6.000	02/15/2026	500,000	667,558
U.S. Treasury Bonds	5.375	02/15/2031	400,000	542,422
U.S. Treasury Bonds	4.500	02/15/2036	400,000	512,625
U.S. Treasury Bonds	4.500	08/15/2039	300,000	383,941
U.S. Treasury Bonds	4.250	11/15/2040	100,000	123,629
U.S. Treasury Bonds	4.750	02/15/2041	100,000	132,930
U.S. Treasury Bonds	3.750	08/15/2041	550,000	631,791
U.S. Treasury Bonds	3.125	02/15/2042	400,000	413,016
U.S. Treasury Bonds	3.000	05/15/2042	600,000	603,703
U.S. Treasury Bonds	2.875	05/15/2043	250,000	243,750
U.S. Treasury Bonds	3.625	08/15/2043	250,000	281,553
U.S. Treasury Bonds	3.750	11/15/2043	150,000	172,770
U.S. Treasury Bonds	3.625	02/15/2044	200,000	224,984
U.S. Treasury Bonds	3.375	05/15/2044	500,000	536,601
U.S. Treasury Bonds	3.000	11/15/2044	150,000	149,455
U.S. Treasury Bonds	2.500	02/15/2045	300,000	269,168
U.S. Treasury Bonds	2.875	08/15/2045	50,000	48,561
U.S. Treasury Bonds	3.000	11/15/2045	1,100,000	1,096,692
U.S. Treasury Notes	0.875	02/28/2017	1,250,000	1,250,489
U.S. Treasury Notes	0.500	04/30/2017	700,000	696,336
U.S. Treasury Notes	3.125	04/30/2017	1,000,000	1,028,828
U.S. Treasury Notes	0.750	06/30/2017	1,700,000	1,694,688
U.S. Treasury Notes	0.625	09/30/2017	2,000,000	1,986,172
U.S. Treasury Notes	0.750	02/28/2018	500,000	495,742
U.S. Treasury Notes	2.875	03/31/2018	500,000	519,024
U.S. Treasury Notes	1.500	08/31/2018	250,000	251,660
U.S. Treasury Notes	1.375	09/30/2018	1,000,000	1,003,125
U.S. Treasury Notes	2.750	02/15/2019	3,500,000	3,646,972
U.S. Treasury Notes	1.500	02/28/2019	500,000	501,582
U.S. Treasury Notes	1.500	10/31/2019	1,000,000	996,875
U.S. Treasury Notes	1.625	12/31/2019	500,000	500,019
U.S. Treasury Notes	1.375	03/31/2020	500,000	493,847
U.S. Treasury Notes	3.500	05/15/2020	750,000	806,308
U.S. Treasury Notes	1.625	07/31/2020	300,000	298,570
U.S. Treasury Notes	2.625	11/15/2020	1,000,000	1,038,984
U.S. Treasury Notes	1.625	11/30/2020	1,000,000	994,062
U.S. Treasury Notes	3.125	05/15/2021	600,000	638,110
U.S. Treasury Notes	2.125	08/15/2021	1,600,000	1,618,938
U.S. Treasury Notes	2.000	10/31/2021	400,000	401,109
U.S. Treasury Notes	2.000	02/15/2022	700,000	701,258
U.S. Treasury Notes	1.750	03/31/2022	500,000	492,304
U.S. Treasury Notes	2.000	11/30/2022	1,000,000	994,531
U.S. Treasury Notes	2.000	02/15/2023	600,000	596,508
U.S. Treasury Notes	1.750	05/15/2023	500,000	487,129
U.S. Treasury Notes	2.750	11/15/2023	200,000	208,727
U.S. Treasury Notes	2.750	02/15/2024	300,000	312,481
U.S. Treasury Notes	2.375	08/15/2024	550,000	555,736
U.S. Treasury Notes	2.250	11/15/2024	500,000	499,746
U.S. Treasury Notes	2.000	02/15/2025	250,000	244,385
U.S. Treasury Notes	2.000	08/15/2025	200,000	195,008
U.S. Treasury Notes	2.250	11/15/2025	1,000,000	997,773
Total U.S. government and agency obligations (cost: $35,449,889)				36,258,353

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.9%) (continued)
Mortgage-Backed and Asset-Backed Securities (28.6%)
Arbys Funding LLC, Ser. 2015-1A, Cl. A2, 144A1	4.969%	10/30/2045	$500,000	$496,992
Farmer Mac Guaranteed Notes Trust 2007-1, 144A1	5.125	04/19/2017	500,000	525,487
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	93,795	98,553
FHLMC Gold Pool #A11823	5.000	08/01/2033	13,349	14,571
FHLMC Gold Pool #A16641	5.500	12/01/2033	11,685	12,963
FHLMC Gold Pool #A27124	6.000	10/01/2034	3,004	3,373
FHLMC Gold Pool #A40159	5.500	11/01/2035	4,452	4,940
FHLMC Gold Pool #A40754	6.500	12/01/2035	120,015	136,680
FHLMC Gold Pool #A41968	5.500	01/01/2036	23,483	26,061
FHLMC Gold Pool #A44969	6.500	04/01/2036	340,613	387,909
FHLMC Gold Pool #A45624	5.500	06/01/2035	2,178	2,409
FHLMC Gold Pool #A51101	6.000	07/01/2036	6,367	7,197
FHLMC Gold Pool #A56247	6.000	01/01/2037	152,296	171,786
FHLMC Gold Pool #A56634	5.000	01/01/2037	41,454	45,322
FHLMC Gold Pool #A56829	5.000	01/01/2037	9,343	10,192
FHLMC Gold Pool #A57135	5.500	02/01/2037	60,505	67,001
FHLMC Gold Pool #A58278	5.000	03/01/2037	71,619	78,312
FHLMC Gold Pool #A58965	5.500	04/01/2037	54,328	60,329
FHLMC Gold Pool #A71576	6.500	01/01/2038	39,425	44,899
FHLMC Gold Pool #A91064	4.500	02/01/2040	205,364	221,537
FHLMC Gold Pool #A93990	4.000	09/01/2040	242,326	256,753
FHLMC Gold Pool #B12969	4.500	03/01/2019	7,724	7,976
FHLMC Gold Pool #B19462	5.000	07/01/2020	35,941	37,171
FHLMC Gold Pool #C01086	7.500	11/01/2030	10,916	12,228
FHLMC Gold Pool #C01271	6.500	12/01/2031	15,499	18,163
FHLMC Gold Pool #C01302	6.500	11/01/2031	7,251	8,258
FHLMC Gold Pool #C01676	6.000	11/01/2033	250,100	285,814
FHLMC Gold Pool #C03478	4.500	06/01/2040	189,056	203,931
FHLMC Gold Pool #C03520	4.000	09/01/2040	312,536	331,169
FHLMC Gold Pool #C09013	3.000	09/01/2042	408,967	409,243
FHLMC Gold Pool #C14872	6.500	09/01/2028	984	1,121
FHLMC Gold Pool #C20300	6.500	01/01/2029	9,162	10,435
FHLMC Gold Pool #C28221	6.500	06/01/2029	3,647	4,154
FHLMC Gold Pool #C35377	7.000	01/01/2030	620	652
FHLMC Gold Pool #C41636	8.000	08/01/2030	754	783
FHLMC Gold Pool #C56017	6.500	03/01/2031	87,667	99,840
FHLMC Gold Pool #C61802	5.500	12/01/2031	31,854	35,201
FHLMC Gold Pool #C64936	6.500	03/01/2032	8,125	9,253
FHLMC Gold Pool #C68790	6.500	07/01/2032	12,126	13,810
FHLMC Gold Pool #C74741	6.000	12/01/2032	29,870	34,059
FHLMC Gold Pool #C79460	5.500	05/01/2033	8,425	9,348
FHLMC Gold Pool #C79886	6.000	05/01/2033	113,445	127,508
FHLMC Gold Pool #E01136	5.500	03/01/2017	4,547	4,629
FHLMC Gold Pool #E01216	5.500	10/01/2017	6,960	7,163
FHLMC Gold Pool #E01378	5.000	05/01/2018	19,870	20,550
FHLMC Gold Pool #E02735	3.500	10/01/2025	177,310	185,853
FHLMC Gold Pool #E89823	5.500	05/01/2017	7,460	7,593
FHLMC Gold Pool #E91139	5.500	09/01/2017	24,099	24,617
FHLMC Gold Pool #E91646	5.500	10/01/2017	20,075	20,572
FHLMC Gold Pool #E92047	5.500	10/01/2017	9,781	9,985
FHLMC Gold Pool #E92196	5.500	11/01/2017	3,200	3,277
FHLMC Gold Pool #E95159	5.500	03/01/2018	16,333	16,779
FHLMC Gold Pool #E95734	5.000	03/01/2018	50,187	51,904
FHLMC Gold Pool #G01091	7.000	12/01/2029	8,108	9,252
FHLMC Gold Pool #G02060	6.500	01/01/2036	169,590	202,657
FHLMC Gold Pool #G11753	5.000	08/01/2020	35,678	37,794
FHLMC Gold Pool #J01382	5.500	03/01/2021	50,050	52,261
FHLMC Gold Pool #J05930	5.500	03/01/2021	37,069	38,919
FHLMC Gold Pool #J25553	3.500	09/01/2028	178,791	187,665
FHLMC Gold Pool #Q14998	3.500	01/01/2043	347,735	358,395
FHLMC Gold Pool #Q17913	3.000	04/01/2043	417,881	418,056

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.9%) (continued)
Mortgage-Backed and Asset-Backed Securities (28.6%) (continued)
FHLMC Gold Pool #Q23658	4.000%	12/01/2043	$182,188	$193,367
FNMA Pool #256883	6.000	09/01/2037	97,066	109,832
FNMA Pool #357269	5.500	09/01/2017	41,622	42,597
FNMA Pool #357637	6.000	11/01/2034	120,857	137,367
FNMA Pool #545929	6.500	08/01/2032	20,397	23,902
FNMA Pool #555591	5.500	07/01/2033	62,973	70,830
FNMA Pool #584953	7.500	06/01/2031	10,273	10,379
FNMA Pool #651220	6.500	07/01/2032	21,522	24,596
FNMA Pool #781776	6.000	10/01/2034	23,142	26,326
FNMA Pool #797509	4.500	03/01/2035	93,067	100,515
FNMA Pool #797536	4.500	04/01/2035	126,321	137,141
FNMA Pool #888120	5.000	10/01/2035	143,733	158,570
FNMA Pool #922224	5.500	12/01/2036	139,378	156,779
FNMA Pool #942956	6.000	09/01/2037	73,130	82,665
FNMA Pool #966587	5.500	01/01/2038	103,179	114,880
FNMA Pool #AA3263	5.000	02/01/2039	159,933	178,548
FNMA Pool #AB2155	4.000	01/01/2041	148,058	156,977
FNMA Pool #AB4295	3.500	01/01/2042	299,486	309,739
FNMA Pool #AB4490	3.000	02/01/2027	300,181	310,851
FNMA Pool #AB8896	3.000	04/01/2043	422,228	423,158
FNMA Pool #AC1607	4.500	08/01/2039	261,522	282,992
FNMA Pool #AD1662	5.000	03/01/2040	364,606	407,182
FNMA Pool #AD7078	4.500	06/01/2025	90,720	96,742
FNMA Pool #AE0216	4.000	08/01/2040	80,049	84,880
FNMA Pool #AE0949	4.000	02/01/2041	388,622	412,500
FNMA Pool #AE8406	3.500	11/01/2040	79,514	82,228
FNMA Pool #AH6920	4.500	04/01/2041	145,031	156,637
FNMA Pool #AI2408	4.000	05/01/2026	440,564	467,770
FNMA Pool #AI3402	5.000	05/01/2041	429,296	472,298
FNMA Pool #AI5868	4.500	07/01/2041	102,568	111,328
FNMA Pool #AJ6927	3.500	11/01/2041	126,077	130,388
FNMA Pool #AJ7524	3.000	01/01/2027	168,669	174,692
FNMA Pool #AJ9199	4.000	01/01/2042	416,641	442,065
FNMA Pool #AK3929	3.500	04/01/2042	188,314	194,773
FNMA Pool #AK6980	2.500	03/01/2027	210,805	212,715
FNMA Pool #AO0937	3.000	04/01/2027	161,467	167,234
FNMA Pool #AO7151	3.000	08/01/2042	321,810	323,140
FNMA Pool #AP2658	3.500	08/01/2042	350,021	361,779
FNMA Pool #AP6380	3.500	09/01/2042	351,296	363,099
FNMA Pool #AQ1185	3.000	10/01/2042	779,975	782,352
FNMA Pool #AQ7447	2.500	01/01/2028	353,390	358,082
FNMA Pool #AR9391	3.500	05/01/2043	209,915	216,809
FNMA Pool #AS1355	2.500	12/01/2028	203,846	206,144
FNMA Pool #AT2723	3.000	05/01/2043	412,368	413,262
FNMA Pool #AU1912	3.000	08/01/2043	186,278	186,652
FNMA Pool #AU8391	2.500	09/01/2028	422,691	427,459
FNMA Pool #AV0699	3.500	12/01/2043	190,202	196,394
FNMA Pool #MA0533	4.000	10/01/2040	292,738	310,501
FNMA Pool #MA0967	4.500	12/01/2041	453,129	490,286
FNMA Pool #MA1027	3.500	04/01/2042	144,782	149,735
FNMA Pool #MA1103	3.500	07/01/2042	309,417	319,908
FNMA Pool #MA1396	3.500	03/01/2043	190,473	196,813
FNMA Pool #MA2127	4.000	12/01/2044	458,795	485,738
GNMA Pool #443216	8.000	07/15/2027	6,463	6,731
GNMA Pool #457453	7.500	10/15/2027	3,389	3,433
GNMA Pool #479743	7.500	11/15/2030	8,078	8,435
GNMA Pool #511778	7.500	11/15/2030	16,367	16,996
GNMA Pool #540356	7.000	05/15/2031	26,731	29,668
GNMA Pool #552466	6.500	03/15/2032	30,255	35,009
GNMA Pool #574395	6.000	01/15/2032	101,343	114,923
GNMA Pool #577653	6.000	08/15/2032	16,260	18,240

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.9%) (continued)
Mortgage-Backed and Asset-Backed Securities (28.6%) (continued)
GNMA Pool #585467	6.000%	08/15/2032	$68,921	$78,298
GNMA Pool #591025	6.500	10/15/2032	31,234	35,735
GNMA Pool #717081	4.500	05/15/2039	302,761	326,670
GNMA Pool #718832	5.500	09/15/2039	214,005	238,100
GNMA Pool #719238	4.000	07/15/2040	561,964	596,355
GNMA Pool #721035	4.000	12/15/2039	22,027	23,487
GNMA Pool #723622	4.500	01/15/2040	90,403	97,824
GNMA Pool #728451	5.000	12/15/2039	154,638	172,347
GNMA Pool #729037	5.000	02/15/2040	242,227	268,130
GNMA Pool #737644	4.500	11/15/2040	258,222	283,373
GNMA Pool #738425	4.500	06/15/2041	106,314	114,768
GNMA Pool #738519	4.500	07/15/2041	77,071	83,241
GNMA Pool #760376	5.000	09/15/2041	14,786	16,217
GNMA Pool #762133	4.500	04/15/2041	91,936	99,106
GNMA Pool #773114	4.000	09/15/2041	92,663	98,334
GNMA Pool #778792	3.500	01/15/2042	171,211	178,333
GNMA Pool #779240	3.500	05/15/2042	134,125	139,698
GNMA Pool #782563	5.000	02/15/2039	80,689	89,066
GNMA Pool #796303	3.500	09/15/2042	310,914	323,764
GNMA Pool #AA2972	3.000	08/15/2042	308,422	313,765
GNMA Pool #AA6098	3.500	02/15/2043	328,028	341,653
GNMA Pool #AA6408	3.000	05/15/2043	395,311	402,129
GNMA Pool #AA7865	3.500	06/15/2042	85,424	88,963
GNMA Pool #AD2437	3.500	05/15/2043	496,391	517,376
GNMA Pool #AF4935	3.000	08/15/2043	499,458	506,331
GNMA Pool #AF5077	3.500	08/15/2043	167,911	174,850
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A1	3.290	03/25/2018	500,000	507,328
JPMorgan Mortgage Trust, Ser. 2013-2, Cl. A2, 144A1,2	3.500	05/25/2043	636,351	640,428
Morgan Stanley Capital I Trust, Ser. 2015-420, Cl. A, 144A1	3.727	10/11/2050	500,000	512,471
Total mortgage-backed and asset-backed securities (cost: $25,396,376)				25,946,475
Municipal Bonds (1.3%)
District of Columbia	5.591	12/01/2034	250,000	303,620
Texas Transportation Commission State Highway Fund	5.178	04/01/2030	750,000	883,627
Total municipal bonds (cost: $1,130,349)				1,187,247
Corporate Obligations (27.1%)
Aerospace & Defense (1.1%)
Boeing Co. (The), Sr. Unsec'd. Notes	3.500	03/01/2045	500,000	461,019
Spirit AeroSystems, Inc.	6.750	12/15/2020	500,000	517,500
				978,519
Auto Manufacturers (0.9%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	5.750	02/01/2021	750,000	828,582
Banks (5.5%)
Branch Banking & Trust Co., Sub. Notes	3.800	10/30/2026	500,000	507,621
Citigroup, Inc., Ser. R2	6.125	12/29/2049	500,000	510,000
Goldman Sachs Group, Inc. (The)	4.250	10/21/2025	500,000	496,178
Goldman Sachs Group, Inc. (The), Ser. GLOB, Sr. Unsec'd. Notes	2.375	01/22/2018	500,000	504,320
JPMorgan Chase & Co., Sr. Unsec'd. Notes	4.250	10/15/2020	500,000	530,422
JPMorgan Chase & Co., Ser. V2	5.000	12/29/2049	500,000	475,000
KeyBank NA, Ser. BKNT, Sr. Unsec'd. Notes	3.180	05/22/2022	500,000	494,006
Morgan Stanley, Sr. Unsec'd. Notes, GMTN	2.375	07/23/2019	500,000	498,324
PNC Financial Services Group, Inc. (The), Ser. R2	4.850	05/29/2049	500,000	468,815
US Bancorp	3.700	01/30/2024	500,000	523,583
				5,008,269
Chemicals (1.1%)
Celanese US Holdings LLC, Sr. Unsec'd. Notes	4.625	11/15/2022	500,000	492,500
Mosaic Co. (The)	5.450	11/15/2033	500,000	505,339
				997,839

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.9%) (continued)
Corporate Obligations (27.1%) (continued)
Commercial Services (1.1%)
ERAC USA Finance LLC, Gtd. Notes, 144A1	3.300%	10/15/2022	$500,000	$491,895
Service Corp. International, Sr. Unsec'd. Notes	5.375	05/15/2024	500,000	515,000
				1,006,895
Distribution/Wholesale (0.6%)
WW Grainger, Inc., Sr. Unsec'd. Notes	4.600	06/15/2045	500,000	523,507
Diversified Financial Services (0.6%)
Janus Capital Group, Inc., Sr. Unsec'd. Notes	4.875	08/01/2025	500,000	513,102
Electric (2.3%)
Kansas City Power & Light Co., Sr. Unsec'd. Notes	3.650	08/15/2025	500,000	503,515
Public Service Co. of New Mexico	7.950	05/15/2018	500,000	559,527
Puget Energy, Inc., Sec'd. Notes	3.650	05/15/2025	500,000	484,444
WEC Energy Group, Inc., Sr. Unsec'd. Notes	3.550	06/15/2025	500,000	502,813
				2,050,299
Environmental Control (0.5%)
Waste Management, Inc., Sr. Unsec'd. Notes	3.900	03/01/2035	500,000	465,591
Food (1.6%)
JM Smucker Co. (The), Sr. Unsec'd. Notes	4.250	03/15/2035	500,000	488,471
Kraft Heinz Foods Co., Sr. Unsec'd. Notes, 144A1	3.950	07/15/2025	500,000	504,655
Sysco Corp., Sr. Unsec'd. Notes	3.750	10/01/2025	500,000	506,858
				1,499,984
Insurance (1.7%)
Allstate Corp. (The)[2]	5.750	08/15/2053	500,000	514,000
Metropolitan Life Global Funding I, Sec'd. Notes, 144A1	3.000	01/10/2023	500,000	497,477
Symetra Financial Corp., Sr. Unsec'd. Notes	4.250	07/15/2024	500,000	503,943
				1,515,420
Iron/Steel (0.5%)
Steel Dynamics, Inc.	5.250	04/15/2023	500,000	456,250
Media (0.5%)
Comcast Corp., Gtd. Notes	4.250	01/15/2033	500,000	491,312
Miscellaneous Manufacturing (0.4%)
Textron Financial Corp., Jr. Sub. Notes, 144A1,2	6.000	02/15/2067	500,000	355,000
Oil & Gas (2.6%)
Anadarko Holding Co., Sr. Unsec'd. Notes	7.050	05/15/2018	600,000	646,214
Cimarex Energy Co., Sr. Unsec'd. Notes	4.375	06/01/2024	500,000	443,575
Noble Energy, Inc., Sr. Unsec'd. Notes	6.000	03/01/2041	500,000	431,091
Rowan Cos., Inc., Sr. Unsec'd. Notes	4.750	01/15/2024	500,000	355,559
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	500,000	502,709
				2,379,148
Pharmaceuticals (1.1%)
Actavis, Inc.	3.250	10/01/2022	500,000	491,575
Zoetis, Inc., Sr. Unsec'd. Notes	1.875	02/01/2018	500,000	493,318
				984,893
Pipelines (0.9%)
Energy Transfer Partners LP, Sr. Unsec'd. Notes	4.050	03/15/2025	500,000	410,630
Kinder Morgan, Inc., Sr. Unsec'd. Notes	4.300	06/01/2025	500,000	432,003
				842,633
REITS (1.0%)
EPR Properties, Sr. Unsec'd. Notes	4.500	04/01/2025	500,000	475,310
Omega Healthcare Investors, Inc., Sr. Unsec'd. Notes	4.500	04/01/2027	500,000	470,793
				946,103
Retail (0.6%)
Wal-Mart Stores, Inc., Sr. Unsec'd. Notes	5.250	09/01/2035	500,000	569,539
Software (0.6%)
MSCI, Inc., Sr. Unsec'd. Notes, 144A1	5.250	11/15/2024	500,000	507,500

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (96.9%) (continued)
Corporate Obligations (27.1%) (continued)
Telecommunications (1.3%)
AT&T, Inc., Sr. Unsec'd. Notes	4.500%	05/15/2035	$500,000	$462,430
Verizon Communications, Inc., Sr. Unsec'd. Notes	4.400	11/01/2034	750,000	691,972
				1,154,402
Trucking & Leasing (0.6%)
Aviation Capital Group Corp., Sr. Unsec'd. Notes, 144A1	4.625	01/31/2018	500,000	510,000
Total corporate obligations (cost: $25,467,373)				24,584,787
Total long-term notes and bonds (cost: $87,443,987)				87,976,862
Short-Term Notes and Bonds (0.9%)[3]
U.S. Government and Agency Obligations (0.3%)
U.S. Treasury Notes	0.625	12/15/2016	300,000	299,531
Total U.S. government and agency obligations (cost: $299,526)				299,531
Corporate Obligations (0.6%)
Banks (0.6%)
MUFG Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	500,000	508,341
Total corporate obligations (cost: $499,546)				508,341
Mortgage-Backed and Asset-Backed Securities (0.0%)#
FHLMC Gold Pool #E00957	6.000	02/01/2016	107	108
FHLMC Gold Pool #E01007	6.000	08/01/2016	558	563
FHLMC Gold Pool #E01085	5.500	12/01/2016	1,387	1,408
FHLMC Gold Pool #E82543	6.500	03/01/2016	675	674
FHLMC Gold Pool #E85353	6.000	09/01/2016	3,392	3,418
FNMA Pool #253798	6.000	05/01/2016	17	17
FNMA Pool #572020	6.000	04/01/2016	417	418
FNMA Pool #579170	6.000	04/01/2016	85	85
FNMA Pool #585097	6.000	05/01/2016	1,143	1,145
Total mortgage-backed and asset-backed securities (cost: $7,779)				7,836
Total short-term notes and bonds (cost: $806,851)				815,708
			Shares
Money Market Mutual Funds (1.4%)
BlackRock Liquidity TempFund Portfolio, 0.29%[4]			900,000	900,000
Federated Prime Obligation Fund, 0.28%[4]			400,000	400,000
Total money market mutual funds (cost: $1,300,000)				1,300,000
Total investments (99.2%) (cost: $89,550,838)				90,092,570
Other assets in excess of liabilities (0.8%)				702,934
Net assets (100.0%)				$90,795,504

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
INVESTMENT GRADE BOND PORTFOLIO (continued)

December 31, 2015

The following abbreviations are used in the portfolio descriptions:

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GMTN – Global Medium Term Note

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

REITS – Real Estate Investment Trust

GLOB – Global

BKNT – Bank Note

#  Amount represents less than 0.05%.

1  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

2  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2015.

3  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2015.

4  The rate shown reflects the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO

December 31, 2015

Description	Shares	Value
Common Stocks (52.5%)
Aerospace & Defense (0.4%)
General Dynamics Corp.	8,200	$1,126,352
Agriculture (1.2%)
Archer-Daniels-Midland Co.	93,300	3,422,244
Apparel (0.8%)
Michael Kors Holdings Ltd.[1]	20,200	809,212
Wolverine World Wide, Inc.	80,000	1,336,800
		2,146,012
Auto Manufacturers (0.3%)
PACCAR, Inc.	16,900	801,060
Auto Parts and Equipment (0.6%)
BorgWarner, Inc.	19,700	851,631
Magna International, Inc.	19,500	790,920
		1,642,551
Banks (9.4%)
Bank of Hawaii Corp.	66,500	4,182,850
Bank of New York Mellon Corp. (The)	104,400	4,303,368
Capital One Financial Corp.	23,100	1,667,358
Citigroup, Inc.	44,752	2,315,916
JPMorgan Chase & Co.	68,440	4,519,093
Northern Trust Corp.	44,600	3,215,214
U.S. Bancorp	114,000	4,864,380
Wells Fargo & Co.	16,100	875,196
		25,943,375
Beverages (0.9%)
Coca-Cola Co. (The)	57,500	2,470,200
Biotechnology (1.1%)
Amgen, Inc.	19,300	3,132,969
Chemicals (0.6%)
Agrium, Inc.	19,200	1,715,328
Commercial Services (0.5%)
Quanta Services, Inc.[1]	32,000	648,000
Robert Half International, Inc.	15,800	744,812
		1,392,812
Computers (1.6%)
Apple, Inc.	40,500	4,263,030
Diversified Financial Services (1.6%)
Franklin Resources, Inc.	49,600	1,826,272
Janus Capital Group, Inc.	85,500	1,204,695
T Rowe Price Group, Inc.	19,100	1,365,459
		4,396,426
Electronics (0.9%)
Corning, Inc.	102,100	1,866,388
FLIR Systems, Inc.	25,500	715,785
		2,582,173
Food (1.6%)
Fresh Del Monte Produce, Inc.	26,900	1,045,872
Sysco Corp.	79,800	3,271,800
		4,317,672
Healthcare Products (3.1%)
Medtronic PLC	70,300	5,407,476
Zimmer Biomet Holdings, Inc.	29,200	2,995,628
		8,403,104
Home Builders (0.9%)
Thor Industries, Inc.	42,600	2,391,990
Description	Shares	Value
Iron/Steel (0.6%)
Nucor Corp.	40,600	$1,636,180
Metal Fabricate/Hardware (0.7%)
Precision Castparts Corp.	3,500	812,035
Valmont Industries, Inc.	9,500	1,007,190
		1,819,225
Mining (0.8%)
Southern Copper Corp.	81,500	2,128,780
Miscellaneous Manufacturing (3.8%)
Carlisle Cos., Inc.	48,500	4,301,465
Crane Co.	2,000	95,680
General Electric Co.	99,500	3,099,425
Illinois Tool Works, Inc.	33,000	3,058,440
		10,555,010
Oil & Gas (4.4%)
ConocoPhillips	34,900	1,629,481
Ensco PLC, Class A	27,700	426,303
Exxon Mobil Corp.	51,100	3,983,245
Marathon Petroleum Corp.	21,400	1,109,376
Occidental Petroleum Corp.	28,000	1,893,080
Phillips 66	11,000	899,800
Valero Energy Corp.	28,400	2,008,164
		11,949,449
Pharmaceuticals (4.4%)
Baxalta, Inc.	26,600	1,038,198
Johnson & Johnson	31,500	3,235,680
McKesson Corp.	15,100	2,978,173
Merck & Co., Inc.	61,200	3,232,584
Pfizer, Inc.	53,100	1,714,068
		12,198,703
Retail (0.8%)
Home Depot, Inc. (The)	10,300	1,362,175
Kohl's Corp.	16,400	781,132
		2,143,307
Semiconductors (6.3%)
Applied Materials, Inc.	37,900	707,593
Intel Corp.	121,400	4,182,230
KLA-Tencor Corp.	17,600	1,220,560
Maxim Integrated Products, Inc.	78,600	2,986,800
Microchip Technology, Inc.	46,800	2,178,072
QUALCOMM, Inc.	28,500	1,424,572
Skyworks Solutions, Inc.	29,400	2,258,802
Texas Instruments, Inc.	45,300	2,482,893
		17,441,522
Software (2.7%)
Autodesk, Inc.[1]	10,500	639,765
Microsoft Corp.	42,600	2,363,448
Oracle Corp.	92,700	3,386,331
Paychex, Inc.	19,500	1,031,355
		7,420,899
Telecommunications (0.8%)
Cisco Systems, Inc.	82,900	2,251,150
Transportation (1.7%)
Norfolk Southern Corp.	18,000	1,522,620
Tidewater, Inc.	39,350	273,876
Werner Enterprises, Inc.	123,200	2,881,648
		4,678,144
Total common stocks (cost: $111,409,380)		144,369,667

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.4%)
U.S. Government and Agency Obligations (15.3%)
Federal Farm Credit Banks	1.850%	04/20/2020	$500,000	$501,417
Federal Home Loan Banks	4.875	09/08/2017	500,000	531,046
Federal Home Loan Banks	2.375	12/13/2019	500,000	512,670
FHLMC	5.000	02/16/2017	500,000	522,758
FHLMC	1.000	03/08/2017	500,000	500,415
FHLMC	1.000	09/29/2017	500,000	498,623
FHLMC	3.750	03/27/2019	750,000	802,996
FHLMC	1.250	08/01/2019	500,000	494,439
FNMA	5.375	06/12/2017	500,000	531,039
U.S. Treasury Bonds	5.250	11/15/2028	300,000	391,957
U.S. Treasury Bonds	5.375	02/15/2031	325,000	440,718
U.S. Treasury Bonds	3.500	02/15/2039	600,000	663,656
U.S. Treasury Bonds	4.375	11/15/2039	100,000	125,738
U.S. Treasury Bonds	4.375	05/15/2041	550,000	694,096
U.S. Treasury Bonds	3.750	08/15/2041	500,000	574,355
U.S. Treasury Bonds	3.125	02/15/2042	500,000	516,270
U.S. Treasury Bonds	3.000	05/15/2042	500,000	503,086
U.S. Treasury Bonds	3.125	02/15/2043	300,000	307,477
U.S. Treasury Bonds	2.875	05/15/2043	250,000	243,750
U.S. Treasury Bonds	3.625	08/15/2043	400,000	450,484
U.S. Treasury Bonds	3.625	02/15/2044	500,000	562,461
U.S. Treasury Bonds	2.500	02/15/2045	700,000	628,059
U.S. Treasury Bonds	3.000	11/15/2045	500,000	498,496
U.S. Treasury Notes	4.625	02/15/2017	500,000	520,527
U.S. Treasury Notes	0.500	03/31/2017	3,000,000	2,986,290
U.S. Treasury Notes	0.875	04/30/2017	1,500,000	1,499,355
U.S. Treasury Notes	3.125	04/30/2017	250,000	257,207
U.S. Treasury Notes	0.625	09/30/2017	600,000	595,852
U.S. Treasury Notes	1.875	10/31/2017	500,000	507,246
U.S. Treasury Notes	0.750	02/28/2018	1,750,000	1,735,097
U.S. Treasury Notes	0.750	03/31/2018	1,000,000	991,055
U.S. Treasury Notes	1.000	05/31/2018	750,000	746,162
U.S. Treasury Notes	2.375	06/30/2018	700,000	720,508
U.S. Treasury Notes	1.375	09/30/2018	600,000	601,875
U.S. Treasury Notes	1.750	10/31/2018	550,000	557,069
U.S. Treasury Notes	1.250	11/30/2018	500,000	499,160
U.S. Treasury Notes	2.750	02/15/2019	1,000,000	1,041,992
U.S. Treasury Notes	3.125	05/15/2019	750,000	791,221
U.S. Treasury Notes	1.125	05/31/2019	500,000	494,414
U.S. Treasury Notes	3.375	11/15/2019	600,000	640,687
U.S. Treasury Notes	1.250	01/31/2020	3,000,000	2,953,827
U.S. Treasury Notes	1.250	02/29/2020	750,000	737,725
U.S. Treasury Notes	1.125	03/31/2020	500,000	488,750
U.S. Treasury Notes	1.375	05/31/2020	500,000	492,812
U.S. Treasury Notes	1.875	06/30/2020	250,000	251,748
U.S. Treasury Notes	2.625	08/15/2020	250,000	259,697
U.S. Treasury Notes	2.000	11/30/2020	300,000	303,035
U.S. Treasury Notes	3.125	05/15/2021	1,300,000	1,382,571
U.S. Treasury Notes	2.125	08/15/2021	800,000	809,469
U.S. Treasury Notes	1.500	01/31/2022	1,000,000	972,109
U.S. Treasury Notes	2.000	02/15/2022	1,000,000	1,001,797
U.S. Treasury Notes	2.000	11/30/2022	1,000,000	994,531
U.S. Treasury Notes	2.000	02/15/2023	1,000,000	994,180
U.S. Treasury Notes	1.750	05/15/2023	500,000	487,129
U.S. Treasury Notes	2.500	08/15/2023	500,000	512,989
U.S. Treasury Notes	2.750	11/15/2023	300,000	313,090
U.S. Treasury Notes	2.000	02/15/2025	1,500,000	1,466,308
U.S. Treasury Notes	2.250	11/15/2025	800,000	798,218
Total U.S. government and agency obligations (cost: $41,091,618)				41,901,708

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.4%) (continued)
Mortgage-Backed and Asset-Backed Securities (8.8%)
Arbys Funding LLC, Ser. 2015-1A, Cl. A2, 144A2	4.969%	10/30/2045	$500,000	$496,992
Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2011-5A, Cl. A, 144A2	3.270	02/20/2018	500,000	507,324
Farmer Mac Guaranteed Notes Trust 2007-1, 144A2	5.125	04/19/2017	500,000	525,487
FHLMC CMO, Ser. 2009-3589, Cl. PA	4.500	09/15/2039	93,795	98,553
FHLMC Gold Pool #A11823	5.000	08/01/2033	60,695	66,251
FHLMC Gold Pool #A14499	6.000	10/01/2033	33,427	37,570
FHLMC Gold Pool #A16641	5.500	12/01/2033	35,055	38,889
FHLMC Gold Pool #A42106	6.500	01/01/2036	73,907	84,169
FHLMC Gold Pool #A42908	6.000	02/01/2036	8,271	9,430
FHLMC Gold Pool #A51101	6.000	07/01/2036	8,384	9,477
FHLMC Gold Pool #A56247	6.000	01/01/2037	91,378	103,072
FHLMC Gold Pool #A58278	5.000	03/01/2037	37,009	40,467
FHLMC Gold Pool #A58965	5.500	04/01/2037	54,328	60,329
FHLMC Gold Pool #A71576	6.500	01/01/2038	19,418	22,115
FHLMC Gold Pool #A91064	4.500	02/01/2040	410,728	443,074
FHLMC Gold Pool #B12969	4.500	03/01/2019	23,170	23,929
FHLMC Gold Pool #B19462	5.000	07/01/2020	17,970	18,585
FHLMC Gold Pool #C01086	7.500	11/01/2030	2,373	2,658
FHLMC Gold Pool #C01271	6.500	12/01/2031	6,458	7,568
FHLMC Gold Pool #C01302	6.500	11/01/2031	4,265	4,858
FHLMC Gold Pool #C01676	6.000	11/01/2033	16,319	18,650
FHLMC Gold Pool #C03478	4.500	06/01/2040	378,113	407,862
FHLMC Gold Pool #C03520	4.000	09/01/2040	312,536	331,169
FHLMC Gold Pool #C09013	3.000	09/01/2042	408,967	409,243
FHLMC Gold Pool #C14872	6.500	09/01/2028	3,684	4,195
FHLMC Gold Pool #C20853	6.000	01/01/2029	73,486	83,903
FHLMC Gold Pool #C56017	6.500	03/01/2031	70,155	79,897
FHLMC Gold Pool #C61802	5.500	12/01/2031	7,569	8,364
FHLMC Gold Pool #C65255	6.500	03/01/2032	6,984	7,954
FHLMC Gold Pool #C68790	6.500	07/01/2032	4,042	4,603
FHLMC Gold Pool #C74741	6.000	12/01/2032	8,785	10,018
FHLMC Gold Pool #C79886	6.000	05/01/2033	32,936	37,019
FHLMC Gold Pool #E02735	3.500	10/01/2025	177,310	185,853
FHLMC Gold Pool #E95159	5.500	03/01/2018	6,125	6,292
FHLMC Gold Pool #E95734	5.000	03/01/2018	19,585	20,255
FHLMC Gold Pool #G01477	6.000	12/01/2032	58,646	67,024
FHLMC Gold Pool #G01727	6.000	08/01/2034	148,000	169,134
FHLMC Gold Pool #G02060	6.500	01/01/2036	101,754	121,594
FHLMC Gold Pool #G08087	6.000	10/01/2035	35,284	40,084
FHLMC Gold Pool #G11753	5.000	08/01/2020	35,678	37,794
FHLMC Gold Pool #G18376	4.000	01/01/2026	114,898	120,500
FHLMC Gold Pool #J05930	5.500	03/01/2021	18,534	19,459
FHLMC Gold Pool #Q14998	3.500	01/01/2043	347,735	358,395
FHLMC Gold Pool #Q17913	3.000	04/01/2043	417,881	418,056
FHLMC Gold Pool #Q23658	4.000	12/01/2043	182,188	193,367
FNMA Pool #357269	5.500	09/01/2017	9,460	9,681
FNMA Pool #357637	6.000	11/01/2034	22,277	25,320
FNMA Pool #545929	6.500	08/01/2032	9,519	11,154
FNMA Pool #555591	5.500	07/01/2033	18,283	20,564
FNMA Pool #584953	7.500	06/01/2031	4,566	4,613
FNMA Pool #651220	6.500	07/01/2032	4,305	4,919
FNMA Pool #725793	5.500	09/01/2019	80,284	84,029
FNMA Pool #890258	3.000	12/01/2025	297,347	306,571
FNMA Pool #914468	5.500	04/01/2037	105,840	118,357
FNMA Pool #915258	5.500	04/01/2037	91,032	101,665
FNMA Pool #922224	5.500	12/01/2036	107,214	120,599
FNMA Pool #942956	6.000	09/01/2037	36,565	41,332
FNMA Pool #945882	6.000	08/01/2037	71,576	80,917
FNMA Pool #AA2238	4.000	05/01/2024	53,825	56,538
FNMA Pool #AA3263	5.000	02/01/2039	159,933	178,549

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.4%) (continued)
Mortgage-Backed and Asset-Backed Securities (8.8%) (continued)
FNMA Pool #AB1241	3.500%	07/01/2025	$127,725	$133,998
FNMA Pool #AB4295	3.500	01/01/2042	299,486	309,739
FNMA Pool #AB4490	3.000	02/01/2027	15,086	15,622
FNMA Pool #AC8326	5.000	07/01/2040	471,911	520,725
FNMA Pool #AD0311	5.000	05/01/2038	244,307	269,427
FNMA Pool #AD1662	5.000	03/01/2040	364,606	407,182
FNMA Pool #AD7078	4.500	06/01/2025	90,720	96,742
FNMA Pool #AE0216	4.000	08/01/2040	80,049	84,880
FNMA Pool #AE0949	4.000	02/01/2041	388,622	412,501
FNMA Pool #AE2575	4.000	09/01/2040	211,656	224,528
FNMA Pool #AH5013	4.500	02/01/2041	309,616	339,823
FNMA Pool #AH6228	4.500	03/01/2041	374,994	411,573
FNMA Pool #AH8003	3.500	03/01/2041	103,081	106,612
FNMA Pool #AH9170	4.500	05/01/2041	297,558	325,215
FNMA Pool #AI5868	4.500	07/01/2041	102,568	111,328
FNMA Pool #AJ1954	4.000	10/01/2041	167,458	177,655
FNMA Pool #AJ6927	3.500	11/01/2041	126,077	130,388
FNMA Pool #AJ7524	3.000	01/01/2027	168,669	174,692
FNMA Pool #AJ7717	3.000	12/01/2026	124,610	129,030
FNMA Pool #AK0685	4.000	01/01/2042	255,470	271,065
FNMA Pool #AK3929	3.500	04/01/2042	188,314	194,773
FNMA Pool #AK6980	2.500	03/01/2027	210,805	212,715
FNMA Pool #AO7151	3.000	08/01/2042	321,810	323,140
FNMA Pool #AP2658	3.500	08/01/2042	350,021	361,779
FNMA Pool #AQ1185	3.000	10/01/2042	389,988	391,176
FNMA Pool #AQ7447	2.500	01/01/2028	353,390	358,082
FNMA Pool #AR4154	2.500	02/01/2028	391,229	396,416
FNMA Pool #AR9391	3.500	05/01/2043	209,915	216,809
FNMA Pool #AS1355	2.500	12/01/2028	203,846	206,144
FNMA Pool #AT2723	3.000	05/01/2043	412,368	413,262
FNMA Pool #AT4473	3.000	07/01/2043	436,277	437,154
FNMA Pool #AU1960	3.000	07/01/2043	239,099	239,615
FNMA Pool #AU3428	3.500	08/01/2043	206,073	212,868
FNMA Pool #AV0699	3.500	12/01/2043	190,202	196,394
FNMA Pool #MA0517	4.000	09/01/2020	225,055	235,163
FNMA Pool #MA0699	4.000	04/01/2041	208,744	221,414
FNMA Pool #MA1027	3.500	04/01/2042	144,782	149,735
FNMA Pool #MA1103	3.500	07/01/2042	309,417	319,908
FNMA Pool #MA2127	4.000	12/01/2044	458,795	485,738
GNMA Pool #431962	6.500	05/15/2026	4,159	4,758
GNMA Pool #436741	7.500	01/15/2027	4,613	5,130
GNMA Pool #443216	8.000	07/15/2027	3,381	3,521
GNMA Pool #479743	7.500	11/15/2030	8,078	8,435
GNMA Pool #511778	7.500	11/15/2030	6,405	6,651
GNMA Pool #515965	4.000	11/15/2041	215,202	228,516
GNMA Pool #552466	6.500	03/15/2032	14,119	16,338
GNMA Pool #574395	6.000	01/15/2032	9,936	11,267
GNMA Pool #690843	5.000	05/15/2038	36,831	40,698
GNMA Pool #718832	5.500	09/15/2039	170,564	189,768
GNMA Pool #727811	4.500	07/15/2040	531,410	574,958
GNMA Pool #729037	5.000	02/15/2040	242,227	268,130
GNMA Pool #737644	4.500	11/15/2040	258,222	283,373
GNMA Pool #738425	4.500	06/15/2041	53,157	57,384
GNMA Pool #738535	4.000	07/15/2041	157,094	166,747
GNMA Pool #739222	4.000	07/15/2040	53,102	56,401
GNMA Pool #741125	4.000	07/15/2040	46,696	49,594
GNMA Pool #741151	4.500	09/15/2040	148,807	160,641
GNMA Pool #741682	4.000	07/15/2041	115,174	122,306
GNMA Pool #741872	4.000	05/15/2040	165,179	175,455
GNMA Pool #762133	4.500	04/15/2041	91,936	99,106
GNMA Pool #778792	3.500	01/15/2042	171,211	178,333

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.4%) (continued)
Mortgage-Backed and Asset-Backed Securities (8.8%) (continued)
GNMA Pool #779241	3.500%	05/15/2042	$285,502	$297,366
GNMA Pool #782563	5.000	02/15/2039	80,689	89,067
GNMA Pool #796303	3.500	09/15/2042	310,914	323,764
GNMA Pool #AA2972	3.000	08/15/2042	308,422	313,765
GNMA Pool #AA6408	3.000	05/15/2043	197,655	201,064
GNMA Pool #AA7865	3.500	06/15/2042	85,424	88,963
GNMA Pool #AC4005	3.000	06/15/2043	208,862	212,476
GNMA Pool #AD2437	3.500	05/15/2043	496,391	517,376
GNMA Pool #AF4935	3.000	08/15/2043	166,486	168,777
GNMA Pool #AF5077	3.500	08/15/2043	167,911	174,851
GNMA Pool #AI0258	3.500	06/15/2044	241,190	251,230
Hertz Vehicle Financing LLC, Ser. 2011-1A, Cl. A2, 144A2	3.290	03/25/2018	500,000	507,328
JPMorgan Mortgage Trust, Ser. 2013-2, Cl. A2, 144A2,3	3.500	05/25/2043	636,351	640,428
Morgan Stanley Capital I Trust, Ser. 2015-420, Cl. A, 144A2	3.727	10/11/2050	500,000	512,471
Total mortgage-backed and asset-backed securities (cost: $23,751,281)				24,157,735
Municipal Bonds (0.4%)
District of Columbia	5.591	12/01/2034	250,000	303,620
Texas Transportation Commission State Highway Fund	5.178	04/01/2030	750,000	883,628
Total municipal bonds (cost: $1,130,349)				1,187,248
Corporate Obligations (8.9%)
Aerospace & Defense (0.4%)
Boeing Co. (The), Sr. Unsec'd. Notes	3.500	03/01/2045	500,000	461,019
Spirit AeroSystems, Inc.	6.750	12/15/2020	500,000	517,500
				978,519
Auto Manufacturers (0.3%)
Ford Motor Credit Co. LLC, Sr. Unsec'd. Notes	5.750	02/01/2021	750,000	828,582
Banks (1.8%)
Branch Banking & Trust Co., Sub. Notes	3.800	10/30/2026	500,000	507,621
Citigroup, Inc., Ser. R, Jr. Sub. Notes[3]	6.125	12/29/2049	500,000	510,000
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250	10/21/2025	500,000	496,178
Goldman Sachs Group, Inc. (The), Ser. GLOB, Sr. Unsec'd. Notes	2.375	01/22/2018	500,000	504,320
JPMorgan Chase & Co., Sr. Unsec'd. Notes	4.250	10/15/2020	500,000	530,422
JPMorgan Chase & Co., Ser. V3	5.000	12/29/2049	500,000	475,000
KeyBank NA, Ser. BKNT, Sr. Unsec'd. Notes	3.180	05/22/2022	500,000	494,006
Morgan Stanley, Ser. GMTN, Sr. Unsec'd. Notes	2.375	07/23/2019	500,000	498,325
PNC Financial Services Group, Inc. (The), Ser. R3	4.850	12/31/2049	500,000	468,815
US Bancorp	3.700	01/30/2024	500,000	523,583
				5,008,270
Chemicals (0.7%)
Celanese US Holdings LLC, Sr. Unsec'd. Notes	4.625	11/15/2022	500,000	492,500
Dow Chemical Co. (The), Sr. Unsec'd. Notes	4.375	11/15/2042	1,000,000	870,894
Mosaic Co. (The)	5.450	11/15/2033	500,000	505,339
				1,868,733
Commercial Services (0.4%)
ERAC USA Finance LLC, Gtd. Notes, 144A2	3.300	10/15/2022	500,000	491,894
Service Corp. International, Sr. Unsec'd. Notes	5.375	05/15/2024	500,000	515,000
				1,006,894
Distribution/Wholesale (0.2%)
WW Grainger, Inc., Sr. Unsec'd. Notes	4.600	06/15/2045	500,000	523,507
Diversified Financial Services (0.2%)
Janus Capital Group, Inc., Sr. Unsec'd. Notes	4.875	08/01/2025	500,000	513,102

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Long-Term Notes and Bonds (33.4%) (continued)
Corporate Obligations (8.9%) (continued)
Electric (0.7%)
Kansas City Power & Light Co., Sr. Unsec'd. Notes	3.650%	08/15/2025	$500,000	$503,515
Public Service Co. of New Mexico	7.950	05/15/2018	500,000	559,527
Puget Energy, Inc., Sec'd. Notes	3.650	05/15/2025	500,000	484,444
WEC Energy Group, Inc., Sr. Unsec'd. Notes	3.550	06/15/2025	500,000	502,813
				2,050,299
Environmental Control (0.2%)
Waste Management, Inc., Sr. Unsec'd. Notes	3.900	03/01/2035	500,000	465,591
Food (0.5%)
JM Smucker Co. (The), Sr. Unsec'd. Notes	4.250	03/15/2035	500,000	488,471
Kraft Heinz Foods Co., Sr. Unsec'd. Notes, 144A2	3.950	07/15/2025	500,000	504,655
Sysco Corp., Sr. Unsec'd. Notes	3.750	10/01/2025	500,000	506,858
				1,499,984
Insurance (0.5%)
Allstate Corp. (The)[3]	5.750	08/15/2053	500,000	514,000
Metropolitan Life Global Funding I, Sec'd. Notes, 144A2	3.000	01/10/2023	500,000	497,477
Symetra Financial Corp., Sr. Unsec'd. Notes	4.250	07/15/2024	500,000	503,943
				1,515,420
Iron/Steel (0.2%)
Steel Dynamics, Inc.	5.250	04/15/2023	500,000	456,250
Media (0.2%)
Comcast Corp., Gtd. Notes	4.250	01/15/2033	500,000	491,312
Miscellaneous Manufacturing (0.1%)
Textron Financial Corp., Jr. Sub. Notes, 144A2,3	6.000	02/15/2067	500,000	355,000
Oil & Gas (0.7%)
Anadarko Holding Co., Sr. Unsec'd. Notes	7.050	05/15/2018	250,000	269,256
Cimarex Energy Co., Sr. Unsec'd. Notes	4.375	06/01/2024	500,000	443,575
Noble Energy, Inc., Sr. Unsec'd. Notes	6.000	03/01/2041	500,000	431,091
Rowan Cos., Inc., Sr. Unsec'd. Notes	4.750	01/15/2024	500,000	355,559
Valero Energy Corp., Gtd. Notes	6.625	06/15/2037	500,000	502,709
				2,002,190
Pharmaceuticals (0.4%)
Actavis, Inc.	3.250	10/01/2022	500,000	491,575
Zoetis, Inc., Sr. Unsec'd. Notes	1.875	02/01/2018	500,000	493,318
				984,893
Pipelines (0.3%)
Energy Transfer Partners LP, Sr. Unsec'd. Notes	4.050	03/15/2025	500,000	410,630
Kinder Morgan, Inc., Sr. Unsec'd. Notes	4.300	06/01/2025	500,000	432,004
				842,634
REITS (0.3%)
EPR Properties, Sr. Unsec'd. Notes	4.500	04/01/2025	500,000	475,310
Omega Healthcare Investors, Inc., Sr. Unsec'd. Notes	4.500	04/01/2027	500,000	470,793
				946,103
Software (0.2%)
MSCI, Inc., Sr. Unsec'd. Notes, 144A2	5.250	11/15/2024	500,000	507,500
Telecommunications (0.4%)
AT&T, Inc., Sr. Unsec'd. Notes	4.500	05/15/2035	500,000	462,430
Verizon Communications, Inc., Sr. Unsec'd. Notes	4.400	11/01/2034	750,000	691,972
				1,154,402
Trucking & Leasing (0.2%)
Aviation Capital Group Corp., Sr. Unsec'd. Notes, 144A2	4.625	01/31/2018	500,000	510,000
Total corporate obligations (cost: $25,495,737)				24,509,185
Total long-term notes and bonds (cost: $91,468,985)				91,755,876

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2015

Description	Interest Rate	Maturity Date	Principal Amount	Value
Short-Term Notes and Bonds[4] (4.5%)
U.S. Government and Agency Obligations (4.1%)
FNMA	5.250%	09/15/2016	$500,000	$515,708
U.S. Treasury Notes	2.000	01/31/2016	500,000	500,610
U.S. Treasury Notes	0.375	02/15/2016	2,000,000	2,000,000
U.S. Treasury Notes	2.125	02/29/2016	500,000	501,386
U.S. Treasury Notes	0.500	06/15/2016	3,250,000	3,249,747
U.S. Treasury Notes	1.500	06/30/2016	500,000	502,304
U.S. Treasury Notes	3.250	07/31/2016	125,000	126,860
U.S. Treasury Notes	1.000	09/30/2016	600,000	601,195
U.S. Treasury Notes	0.625	10/15/2016	2,000,000	1,998,124
U.S. Treasury Notes	1.000	10/31/2016	750,000	751,465
U.S. Treasury Notes	0.625	12/15/2016	700,000	698,907
Total U.S. government & agency obligations (cost: $11,441,155)				11,446,306
Corporate Obligations (0.4%)
Banks (0.4%)
MUFG Union Bank NA, Sub. Notes, MTN	5.950	05/11/2016	1,000,000	1,016,681
Total corporate obligations (cost: $996,190)				1,016,681
Mortgage-Backed and Asset-Backed Securities (0.0%)#
FHLMC Gold Pool #E01007	6.000	08/01/2016	558	563
FHLMC Gold Pool #E85353	6.000	09/01/2016	3,392	3,418
FNMA Pool #574922	6.000	04/01/2016	17	17
FNMA Pool #579170	6.000	04/01/2016	119	119
Total mortgage-backed and asset-backed securities (cost: $4,084)				4,117
Total short-term notes and bonds (cost: $12,441,429)				12,467,104
			Shares
Exchange-Traded Funds (4.9%)
iShares Russell 2000 Growth ETF			23,000	3,206,430
iShares Russell Mid-Cap Growth ETF			27,700	2,547,569
iShares S&P 500 Growth ETF			47,800	5,535,240
iShares S&P Mid-Cap 400 Growth ETF			13,500	2,172,960
Total exchange-traded funds (cost: $8,025,692)				13,462,199
Money Market Mutual Funds (1.8%)
BlackRock Liquidity TempFund Portfolio, 0.29%[5]			4,850,000	4,850,000
Total money market mutual funds (cost: $4,850,000)				4,850,000
Mutual Funds (2.5%)
Vanguard Growth Index Fund			124,834	6,837,171
Total mutual funds (cost: $4,259,680)				6,837,171
Total investments (99.6%) (cost: $232,455,166)				273,742,017
Other assets in excess of liabilities (0.4%)				1,008,657
Net assets (100.0%)				$274,750,674

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
ASSET DIRECTOR PORTFOLIO (continued)

December 31, 2015

The following abbreviations are used in the portfolio descriptions:

CMO – Collateralized Mortgage Obligation

ETF – Exchange Traded Fund

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GMTN – Global Medium Term Note

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LP – Limited Partnership

MTN – Medium Term Note

PLC – Public Limited Company

REITS – Real Estate Investment Trust

GLOB – Global

BKNT – Bank Note

#  Amount represents less than 0.05%.

1  Non-Income producing securities.

2  Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

3  Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2015.

4  The interest rate for short-term notes reflects the yields for those securities as of December 31, 2015.

5  The rate shown reflects the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO

December 31, 2015

Description	Shares	Value
Common Stocks (93.4%)
Aerospace & Defense (1.2%)
General Dynamics Corp.	550	$75,548
Agriculture (2.0%)
Archer-Daniels-Midland Co.	3,300	121,044
Apparel (1.5%)
Michael Kors Holdings Ltd.[1]	900	36,054
Wolverine World Wide, Inc.	3,300	55,143
		91,197
Auto Manufacturers (0.9%)
PACCAR, Inc.	1,100	52,140
Auto Parts and Equipment (0.6%)
BorgWarner, Inc.	900	38,907
Banks (15.4%)
Bank of Hawaii Corp.	2,500	157,250
Bank of New York Mellon Corp. (The)	3,600	148,392
Capital One Financial Corp.	800	57,744
Citigroup, Inc.	1,800	93,150
JPMorgan Chase & Co.	2,650	174,980
Northern Trust Corp.	1,400	100,926
U.S. Bancorp	4,000	170,680
Wells Fargo & Co.	600	32,616
		935,738
Beverages (1.6%)
Coca-Cola Co. (The)	2,300	98,808
Biotechnology (3.0%)
Amgen, Inc.	800	129,864
Gilead Sciences, Inc.	500	50,595
		180,459
Chemicals (1.5%)
Agrium, Inc.	1,000	89,340
Commercial Services (1.8%)
Quanta Services, Inc.[1]	1,000	20,250
Robert Half International, Inc.	1,900	89,566
		109,816
Computers (2.4%)
Apple, Inc.	1,400	147,364
Diversified Financial Services (3.1%)
Franklin Resources, Inc.	2,100	77,322
Janus Capital Group, Inc.	2,500	35,225
T Rowe Price Group, Inc.	1,100	78,639
		191,186
Electronics (1.8%)
Corning, Inc.	3,900	71,292
FLIR Systems, Inc.	1,300	36,491
		107,783
Food (3.7%)
Fresh Del Monte Produce, Inc.	2,200	85,536
Sysco Corp.	3,400	139,400
		224,936
Healthcare Products (6.6%)
Baxter International, Inc.	1,400	53,410
Medtronic PLC	2,500	192,300
Zimmer Biomet Holdings, Inc.	1,500	153,885
		399,595
Description	Shares	Value
Home Builders (0.9%)
Thor Industries, Inc.	1,000	$56,150
Iron/Steel (1.5%)
Nucor Corp.	2,300	92,690
Metal Fabricate/Hardware (2.0%)
Precision Castparts Corp.	300	69,603
Valmont Industries, Inc.	500	53,010
		122,613
Mining (1.1%)
Southern Copper Corp.	2,600	67,912
Miscellaneous Manufacturing (9.4%)
Carlisle Cos., Inc.	1,950	172,946
Crane Co.	800	38,272
General Electric Co.	7,000	218,050
Illinois Tool Works, Inc.	1,550	143,654
		572,922
Oil & Gas (7.6%)
ConocoPhillips	1,400	65,366
Ensco PLC, Class A	1,000	15,390
Exxon Mobil Corp.	1,800	140,310
Marathon Petroleum Corp.	600	31,104
Occidental Petroleum Corp.	800	54,088
Phillips 66	700	57,260
Valero Energy Corp.	1,400	98,994
		462,512
Pharmaceuticals (3.1%)
AbbVie, Inc.	600	35,544
Baxalta, Inc.	1,400	54,642
McKesson Corp.	500	98,615
		188,801
Retail (1.6%)
Home Depot, Inc. (The)	500	66,125
Kohl's Corp.	700	33,341
		99,466
Semiconductors (9.8%)
Applied Materials, Inc.	2,400	44,808
Intel Corp.	4,200	144,690
KLA-Tencor Corp.	1,000	69,350
Maxim Integrated Products, Inc.	2,200	83,600
Microchip Technology, Inc.	1,800	83,772
QUALCOMM, Inc.	700	34,989
Skyworks Solutions, Inc.	300	23,049
Texas Instruments, Inc.	2,100	115,101
		599,359
Software (5.3%)
Autodesk, Inc.[1]	400	24,372
Microsoft Corp.	3,100	171,988
Oracle Corp.	3,500	127,855
		324,215
Telecommunications (1.1%)
Cisco Systems, Inc.	2,550	69,245
Transportation (2.9%)
Norfolk Southern Corp.	900	76,131
Tidewater, Inc.	1,500	10,440
Werner Enterprises, Inc.	3,800	88,882
		175,453
Total common stocks (cost: $4,449,429)		5,695,199

(continued on next page)

The accompanying notes are an integral part of the financial statements.

OneAmerica Funds, Inc.

SCHEDULE OF INVESTMENTS
SOCIALLY RESPONSIVE PORTFOLIO (continued)

December 31, 2015

Description	Shares	Value
Money Market Mutual Funds (5.7%)
BlackRock Liquidity TempFund Portfolio ,0.29%[2]	200,000	$200,000
Dreyfus Institutional Treasury & Agency Cash Advantage Fund – Hamilton Class ,0.04%[2]	150,000	150,000
Total money market mutual funds (cost: $350,000)		350,000
Total investments (99.1%) (cost: $4,799,429)		6,045,199
Other assets in excess of liabilities (0.9%)		53,471
Net assets (100.0%)		$6,098,670

The following abbreviations are used in the portfolio descriptions:

PLC – Public Limited Company

1  Non-Income producing securities.

2  The rate shown reflects the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Summary of Significant Accounting Policies

The OneAmerica Funds, Inc. (the "Fund") was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end, diversified management investment company. As a "series" type of mutual fund, the Fund issues shares of common stock relating to the investment portfolios consisting of the Value Portfolio, Investment Grade Bond Portfolio, Asset Director Portfolio and Socially Responsive Portfolio (the "Portfolios"). Currently, the Fund offers shares only to separate accounts of American United Life Insurance Company® ("AUL") to serve as an underlying investment vehicle for variable annuity and variable life contracts. The Fund commenced operations on April 12, 1990.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services – Investment Companies.

Class O and Advisor Class Shares

The Fund issues Class O shares and Advisor Class shares of common stock relating to the Portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid by Advisor Class shares pursuant to the 12b-1distribution plan as described in Note 2.

Fair Value Measurements

Various inputs are used in determining the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical assets.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumption based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith pursuant to procedures established by and under supervision of the Board of Directors.

The following is a description of the valuation techniques applied to the major categories of assets measured at fair value:

Equity Securities (Common Stock) – Securities traded on a national or international securities exchange, excluding the NASDAQ national market system, are valued at the last trade price on the primary exchange. Listed securities for which no sale was reported on the valuation date are valued at the mean of the latest bid and ask price. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price. Securities that are principally traded on the New York Stock Exchange ("NYSE") are stated at value as of the close of regular trading, normally 4:00 p.m., Eastern Standard Time. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mortgage-Backed and Asset-Backed Securities – The fair value is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, these values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Corporate Obligations – Corporate obligations for which representative market quotes are readily available are valued at the latest evaluated bid price or the mean of the latest bid and ask price. Certain corporate obligations may be priced using a matrix price as provided by a pricing vendor. While all corporate obligations are categorized in Level 2 of the fair value hierarchy, in instances where reliable observable market inputs cannot be obtained, they are categorized in Level 3.

Mutual Funds – Investments in mutual funds, including exchange-traded funds and money market mutual funds, are valued at the mutual fund's closing net asset value per share on the day of the valuation and are classified under Level 1 of the fair value hierarchy.

U.S. Government and Agency Obligations – U.S. Government obligations are valued at the latest evaluated bid price. Certain obligations may be valued using dealer quotations. U.S. Government and Agency obligations are categorized in Level 2 of the fair value hierarchy.

Municipal Bonds – The fair value of municipal bonds is estimated using recently executed transactions for identical or similar bonds. Municipal bonds are generally categorized in Level 2 of the fair value hierarchy.

Short-Term Fixed Income Securities – Short-term fixed income securities, with a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. These securities are listed under Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Portfolios' assets carried at fair value:

	Value Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$183,406,908	$–	$–	$183,406,908
Exchange-Traded Funds	7,436,055	–	–	7,436,055
Money Market Mutual Funds	7,800,000	–	–	7,800,000
Total	$198,642,963	$–	$–	$198,642,963

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

	Investment Grade Bond Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
U.S. Government and Agency Obligations	$–	$36,557,884	$–	$36,557,884
Mortgage-Backed and Asset-Backed Securities	–	25,954,311	–	25,954,311
Municipal Bonds	–	1,187,247	–	1,187,247
Corporate Obligations	–	25,093,128	–	25,093,128
Money Market Mutual Funds	1,300,000	–	–	1,300,000
Total	$1,300,000	$88,792,570	$–	$90,092,570
	Asset Director Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$144,369,667	$–	$–	$144,369,667
U.S. Government and Agency Obligations	–	53,348,014	–	53,348,014
Mortgage-Backed and Asset-Backed Securities	–	24,161,852	–	24,161,852
Municipal Bonds	–	1,187,248	–	1,187,248
Corporate Obligations	–	25,525,866	–	25,525,866
Exchange-Traded Funds	13,462,199	–	–	13,462,199
Money Market Mutual Funds	4,850,000	–	–	4,850,000
Mutual Funds	6,837,171	–	–	6,837,171
Total	$169,519,037	$104,222,980	$–	$273,742,017
	Socially Responsive Portfolio
	Level 1	Level 2	Level 3	Total
Investments in Securities[1]
Common Stocks	$5,695,199	$–	$–	$5,695,199
Money Market Mutual Funds	350,000	–	–	350,000
Total	$6,045,199	$–	$–	$6,045,199

1  Refer to Schedule of Investments for industry classifications.

It is the Portfolios' policy to recognize transfers in and transfers out of fair value as of the beginning of the year. The Portfolios did not have any transfers between levels of the fair value hierarchy during the reporting year.

For the year ended December 31, 2015, there have been no changes in the valuation methodologies and the Portfolios did not use any significant unobservable inputs (Level 3) in determining the fair value of investments.

The Fund's Board of Directors has the primary responsibility for fair value measurements and has delegated the responsibility of the daily valuation process to The Bank of New York Mellon (the "Bank") as fund accountant, and the investment advisor, OneAmerica Asset Management, LLC ("OAM"). The fund accountant, pursuant to the valuation policies and procedures adopted by the Board of Directors, is responsible for obtaining prices, testing valuation, and evaluating the integrity of the routine pricing process. The fund accountant is aided in its efforts by OAM, which is responsible for establishing the criteria for determining fair value of investments when prices are not readily available and communicating such information to the fund accountant. When determining the reliability of independent pricing services for investments owned by the Fund, the fund accountant, in conjunction with OAM, conducts due diligence reviews of the pricing process, including methodology, and monitors the quality of security prices received through various testing reports.

The categorization of the fair value measurements of investments priced by independent pricing services was based upon judgment of the inputs and methodologies used by the independent pricing services to value different asset classes. The Fund categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses are determined on a specific identification accounting basis and are allocated among the share classes based on relative net assets.

Income and Expense

Dividend income is recorded on the ex-dividend date, and interest income is accrued daily from settlement date. Portfolio expenses are recorded on an accrual basis and are allocated among the Portfolios and share classes based on relative net assets or another appropriate allocation method. However, distribution fees are charged only to Advisor Class shares. Discounts and premiums on securities purchased are amortized using the level yield scientific method over the life of the respective securities.

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Organization and Summary of Significant Accounting Policies (continued)

Taxes

The Portfolios intend to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Portfolios policy is to distribute all net investment income and realized capital gains to relieve it from all, or substantially all, federal income taxes. Accordingly, no tax provision is recorded in the financial statements.

Dividend and Capital Gain Distributions

Dividends from net investment income and distributions from net realized gains on investments are declared and paid at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

2.  Related Party Transactions

On March 31, 2006, AUL purchased 350,000 shares of the Socially Responsive Portfolio for $3,500,000. The purchase was split evenly between the Class O and Advisor Class shares of the Portfolio (175,000 shares of Class O and 175,000 shares of the Advisor Class). As of December 31, 2015, AUL's investment at value in the Socially Responsive Portfolio Class O shares and Advisor Class shares is $2,495,594 and $2,424,862, respectively, representing 81% of the Portfolio.

The Fund has an investment advisory agreement with OAM. Under the Investment Advisory Agreement, OAM is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

Value	0.50%
Investment Grade Bond	0.50%
Asset Director	0.50%
Socially Responsive	0.70%

For the Value Portfolio, Investment Grade Bond Portfolio and Asset Director Portfolio, OAM has contractually agreed that its fees may be reduced if the aggregate expenses exceed 1% (1.3% for the Advisor Class) of the average daily net assets of the respective portfolios during the year. To the extent that OAM has reduced its advisory fees to prevent aggregate expenses from exceeding 1% (1.3% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1% (1.3% for the Advisor Class) of the average daily net assets in that year. Additionally, the total amount of any increase in OAM's fees will not exceed the amount of the prior fee reduction. Through December 31, 2015, no such expenses have been waived or recouped.

For the Socially Responsive Portfolio, OAM has contractually agreed that its fees may be reduced and other expenses reimbursed if the aggregate expenses exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets during the year. To the extent that OAM has reduced its advisory fees to prevent aggregate expenses from exceeding 1.2% (1.5% for the Advisor Class) of its average daily net assets, it may increase its advisory fee during any of the next succeeding 3 years, provided that the aggregate expenses in any given year do not exceed 1.2% (1.5% for the Advisor Class) of the average daily net assets in that year. The total amount of any increase in OAM's fees will not exceed the amount of the prior fee reduction.

Year Waived	Amount Waived	Final Recoupment Year
2013	$17,829	2016
2014	$8,280	2017
2015	$19,749	2018

As of December 31, 2015, $549 in waived fees and expense reimbursement is due from OAM for the applicable portfolio. Other than the Socially Responsive Portfolio, OAM may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days prior written notice to the Fund, and in any event, the policy will automatically terminate if the Investment Advisory Agreement is terminated. The total investment advisory fees incurred for the year ended December 31, 2015, were $3,149,265 for all portfolios.

Distribution and Servicing (12b-1) Plan

Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act, the Fund has agreed to pay OneAmerica Securities, Inc., a wholly owned subsidiary of AUL, an aggregate fee in an amount not to exceed on an annual basis 0.30% of the average daily net asset value attributable to the Advisor Class shares of each portfolio, as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services provided. The plan fee is used by AUL for distribution-related services and other investor services with respect to the Advisor Class. The total fees incurred for the year ended December 31, 2015, for all portfolios were $290,926.

3.  Other Service Agreements

The Fund has agreements with the Bank whereby the Bank serves as custodian of the securities and other assets of the Fund, as the fund administrator and as the fund accountant. The Fund has an agreement with U.S. Bancorp Fund Services, LLC. ("USBFS") whereby USBFS serves as the Fund's transfer agent.

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and money market mutual funds) during the year ended December 31, 2015, were:

	Portfolio
	Value	Investment Grade Bond	Asset Director	Socially Responsive
Common Stock:
Purchases	$33,111,002	$–	$22,029,907	$674,399
Proceeds from sales	66,688,319	–	34,491,153	1,950,926
Corporate Obligations:
Purchases	–	15,099,304	15,099,304	–
Proceeds from sales and maturities	–	15,153,822	15,046,907	–
Government Bonds:
Purchases	–	10,019,447	12,435,735	–
Proceeds from sales and maturities	–	17,175,414	14,593,693	–
Preferred Stock:
Purchases	–	–	–	–
Proceeds from sales	–	544,000	544,000	–

Common stock activity includes mutual fund trades.

5.  Authorized Capital Shares

The Fund has 620,000,000 authorized shares of $.001 par value capital stock, which includes 488,000,000 unallocated shares to the Portfolios. The remaining shares are allocated to each of the Portfolios as follows:

Value Portfolio – Class O	25,000,000
Value Portfolio – Advisor Class	12,000,000
Investment Grade Bond Portfolio – Class O	25,000,000
Investment Grade Bond Portfolio – Advisor Class	12,000,000
Asset Director Portfolio – Class O	36,000,000
Asset Director Portfolio – Advisor Class	12,000,000
Socially Responsive Portfolio – Class O	5,000,000
Socially Responsive Portfolio – Advisor Class	5,000,000
132,000,000

6.  Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for tax purposes at December 31, 2015:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Value	$158,397,462	$53,640,582	$(13,395,081)	$40,245,501
Investment Grade Bond	89,553,988	2,036,650	(1,498,068)	538,582
Asset Director	232,455,243	51,434,024	(10,147,250)	41,286,774
Socially Responsive	4,816,112	1,514,085	(284,998)	1,229,087

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses in wash sales.

7.  Shareholders

Shareholders, shares outstanding and percentage owned at December 31, 2015:

	Value Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	2,021,611	25.0%	248,950	30.6%
AUL Group Retirement Annuity Separate Account II	1,734,821	21.4%	563,404	69.4%
AUL Pooled Separate Accounts	2,668,273	33.0%	–	0.0%
AUL American Individual Unit Trust	243,978	3.0%	–	0.0%
AUL American Individual Variable Annuity Unit Trust	1,074,698	13.3%	–	0.0%
AUL American Individual Variable Life Unit Trust	351,821	4.3%	–	0.0%
	8,095,202	100.0%	812,354	100.0%

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Shareholders (continued)

	Investment Grade Bond Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	1,268,579	15.7%	231,547	63.9%
AUL Group Retirement Annuity Separate Account II	2,172,495	26.8%	130,688	36.1%
AUL Pooled Separate Accounts	2,144,831	26.6%	–	0.0%
AUL American Individual Unit Trust	135,617	1.7%	–	0.0%
AUL American Individual Variable Annuity Unit Trust	1,956,628	24.2%	–	0.0%
AUL American Individual Variable Life Unit Trust	400,219	5.0%	–	0.0%
	8,078,369	100.0%	362,235	100.0%
	Asset Director Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL American Unit Trust	3,842,279	32.6%	1,186,813	33.9%
AUL Group Retirement Annuity Separate Account II	6,481,854	54.9%	2,312,602	66.1%
AUL American Individual Unit Trust	161,128	1.4%	–	0.0%
AUL American Individual Variable Annuity Unit Trust	889,862	7.5%	–	0.0%
AUL American Individual Variable Life Unit Trust	426,643	3.6%	–	0.0%
	11,801,766	100.0%	3,499,415	100.0%
	Socially Responsive Portfolio
	Class O	% Ownership	Advisor Class	% Ownership
AUL	210,705	92.1%	204,769	71.6%
AUL American Unit Trust	10,779	4.7%	79,142	27.6%
AUL Group Retirement Annuity Separate Account II	7,219	3.2%	2,350	0.8%
	228,703	100.0%	286,261	100.0%

Each Portfolio has one or more significant shareholders and a transaction by these shareholders may impact the Portfolio's performance.

8.  Federal Tax Information

The tax components of dividends paid for the years ended December 31, 2015 and 2014 were as follows:

	Value		Investment Grade Bond
	12/31/15	12/31/14	12/31/15	12/31/14
Ordinary income	$3,598,555	$4,869,603	$2,450,395	$2,895,655
Long-term capital gains	19,712,834	32,945,447	391,842	241,967
Return of capital	–	–	23	–
	Asset Director		Socially Responsive
	12/31/15	12/31/14	12/31/15	12/31/14
Ordinary income	$5,021,812	$6,013,905	$46,846	$66,854
Long-term capital gains	12,568,069	28,071,114	479,153	–

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Value	Investment Grade Bond	Asset Director	Socially Responsive
Undistributed ordinary income	$–	$–	$–	$299
Undistributed long-term gain	5,596,758	–	1,855,036	35,755

Undistributed ordinary income amounts include distributions from short-term capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)

8.  Federal Tax Information (continued)

For the year ended December 31, 2015, the reclassification arising from book/tax differences resulted in increases/decreases that were primarily due to principal paydown adjustments to the components of net assets were as follows:

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Paid-in Capital
Value Portfolio	$25,220	$(25,220)	$–
Investment Grade Bond Portfolio	187,314	(187,291)	(23)
Asset Director Portfolio	201,071	(201,071)	–

For federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 2015, which are available to offset future capital gains, if any, to the extent allowed by the Internal Revenue Code. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 ("post-enactment losses") for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Realized capital losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. During the year ended December 31, 2015, the Portfolios shown below incurred and will elect to defer net post-October losses as indicated.

	Post October Capital Losses	Capital Loss Carryforward Utilized in Current Year
Investment Grade Bond Portfolio	$105,663	$–
Asset Director Portfolio	5,573	–
Socially Responsive Portfolio	–	179,690

The Fund has no Internal Revenue Service or state examinations in progress and is not aware of any pending examinations.

Management of the Fund has reviewed all open tax years (2012-2015) of major jurisdictions and concluded that there are no significant uncertainties that would impact the Fund's net assets or results of operations. There is no significant tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

9.  Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

10.  Risks and Contingencies

The Fund may invest in mortgage related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMO"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property or physical assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Agencies or Government-Sponsored Enterprises Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

NOTES TO FINANCIAL STATEMENTS (continued)

10.  Risks and Contingencies (continued)

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and fixed income securities.

11.  Subsequent Events

The Fund was notified in 2016 by a related party investor, AUL, that the Value Portfolio would be removed from its 401(k) retirement plan. Funds should be withdrawn no later than April 1, 2016. As of December 31, 2015, the AUL 401(k) plan was approximately 14% of the Value Portfolio net assets. Also in 2016, a related party investor, OneAmerica Financial Partners, Inc., the parent of AUL and OAM, withdrew approximately 2% of the Value Portfolio net assets measured as of December 31, 2015. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Value Portfolio – Class O
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.41	$0.48	$0.39	$0.39	$0.30
Net gain (loss) on investments	(1.88)	2.73	6.63	2.22	(0.79)
Total from investment operations	(1.47)	3.21	7.02	2.61	(0.49)
Shareholder distributions
Net investment income	(0.47)	(0.50)	(0.42)	(0.41)	(0.31)
Realized gain	(2.50)	(4.24)	(0.13)	–	–
Net increase (decrease)	(4.44)	(1.53)	6.47	2.20	(0.80)
Net asset value at beginning of year	26.72	28.25	21.78	19.58	20.38
Net asset value at end of year	$22.28	$26.72	$28.25	$21.78	$19.58
Total Return[2]	(5.7%)	11.2%	32.3%	13.3%	(2.4%)
Supplemental Data:
Net assets, end of year (000)	$180,340	$226,767	$243,919	$220,148	$219,733
Ratio to average net assets:
Expenses	0.59%	0.59%	0.58%	0.58%	0.59%
Net investment income	1.55%	1.65%	1.55%	1.84%	1.47%
Portfolio turnover rate	15%	11%	13%	8%	8%
	Value Portfolio – Advisor Class
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.32	$0.39	$0.31	$0.32	$0.24
Net gain (loss) on investments	(1.86)	2.71	6.58	2.20	(0.77)
Total from investment operations	(1.54)	3.10	6.89	2.52	(0.53)
Shareholder distributions
Net investment income	(0.38)	(0.41)	(0.34)	(0.35)	(0.25)
Realized gain	(2.50)	(4.24)	(0.13)	–	–
Net increase (decrease)	(4.42)	(1.55)	6.42	2.17	(0.78)
Net asset value at beginning of year	26.48	28.03	21.61	19.44	20.22
Net asset value at end of year	$22.06	$26.48	$28.03	$21.61	$19.44
Total Return[2]	(6.0%)	10.8%	31.9%	13.0%	(2.7%)
Supplemental Data:
Net assets, end of year (000)	$17,919	$23,387	$26,297	$25,541	$26,267
Ratio to average net assets:
Expenses	0.89%	0.89%	0.88%	0.88%	0.89%
Net investment income	1.25%	1.34%	1.24%	1.53%	1.18%
Portfolio turnover rate	15%	11%	13%	8%	8%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Investment Grade Bond Portfolio – Class O
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.26	$0.27	$0.26	$0.31	$0.40
Net gain (loss) on investments	(0.24)	0.33	(0.52)	0.18	0.43
Total from investment operations	0.02	0.60	(0.26)	0.49	0.83
Shareholder distributions
Net investment income	(0.30)	(0.31)	(0.32)	(0.36)	(0.42)
Realized gain	(0.05)	(0.04)	(0.07)	(0.23)	(0.14)
Net increase (decrease)	(0.33)	0.25	(0.65)	(0.10)	0.27
Net asset value at beginning of year	11.09	10.84	11.49	11.59	11.32
Net asset value at end of year	$10.76	$11.09	$10.84	$11.49	$11.59
Total Return[2]	0.2%	5.5%	(2.2%)	4.2%	7.4%
Supplemental Data:
Net assets, end of year (000)	$86,913	$96,422	$110,256	$135,591	$138,673
Ratio to average net assets:
Expenses	0.66%	0.66%	0.64%	0.63%	0.64%
Net investment income	2.36%	2.37%	2.33%	2.66%	3.40%
Portfolio turnover rate	25%	30%	49%	52%	48%
	Investment Grade Bond Portfolio – Advisor Class
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.23	$0.23	$0.23	$0.28	$0.36
Net gain (loss) on investments	(0.24)	0.33	(0.52)	0.17	0.43
Total from investment operations	(0.01)	0.56	(0.29)	0.45	0.79
Shareholder distributions
Net investment income	(0.26)	(0.28)	(0.28)	(0.32)	(0.38)
Realized gain	(0.05)	(0.04)	(0.07)	(0.23)	(0.14)
Net increase (decrease)	(0.32)	0.24	(0.64)	(0.10)	0.27
Net asset value at beginning of year	11.04	10.80	11.44	11.54	11.27
Net asset value at end of year	$10.72	$11.04	$10.80	$11.44	$11.54
Total Return[2]	(0.1%)	5.2%	(2.5%)	3.9%	7.0%
Supplemental Data:
Net assets, end of year (000)	$3,883	$4,591	$6,097	$8,638	$8,866
Ratio to average net assets:
Expenses	0.96%	0.96%	0.95%	0.93%	0.94%
Net investment income	2.06%	2.07%	2.03%	2.36%	3.10%
Portfolio turnover rate	25%	30%	49%	52%	48%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Asset Director Portfolio – Class O
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.33	$0.37	$0.34	$0.38	$0.36
Net gain (loss) on investments	(0.85)	1.46	2.96	1.37	(0.22)
Total from investment operations	(0.52)	1.83	3.30	1.75	0.14
Shareholder distributions
Net investment income	(0.37)	(0.40)	(0.38)	(0.42)	(0.38)
Realized gain	(0.88)	(2.08)	(0.59)	(0.11)	(0.36)
Net increase (decrease)	(1.77)	(0.65)	2.33	1.22	(0.60)
Net asset value at beginning of year	19.76	20.41	18.08	16.86	17.46
Net asset value at end of year	$17.99	$19.76	$20.41	$18.08	$16.86
Total Return[2]	(2.8%)	8.9%	18.3%	10.4%	0.8%
Supplemental Data:
Net assets, end of year (000)	$212,272	$232,779	$254,022	$241,500	$231,822
Ratio to average net assets:
Expenses	0.60%	0.60%	0.59%	0.59%	0.60%
Net investment income	1.66%	1.75%	1.75%	2.11%	2.06%
Portfolio turnover rate	17%	18%	29%	28%	24%
	Asset Director Portfolio – Advisor Class
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.26	$0.30	$0.28	$0.32	$0.31
Net gain (loss) on investments	(0.85)	1.45	2.94	1.36	(0.23)
Total from investment operations	(0.59)	1.75	3.22	1.68	0.08
Shareholder distributions
Net investment income	(0.30)	(0.33)	(0.32)	(0.36)	(0.32)
Realized gain	(0.88)	(2.08)	(0.59)	(0.11)	(0.36)
Net increase (decrease)	(1.77)	(0.66)	2.31	1.21	(0.60)
Net asset value at beginning of year	19.62	20.28	17.97	16.76	17.36
Net asset value at end of year	$17.85	$19.62	$20.28	$17.97	$16.76
Total Return[2]	(3.1%)	8.5%	17.9%	10.0%	0.5%
Supplemental Data:
Net assets, end of year (000)	$62,479	$73,925	$74,382	$78,400	$78,471
Ratio to average net assets:
Expenses	0.90%	0.90%	0.89%	0.89%	0.90%
Net investment income	1.35%	1.45%	1.45%	1.81%	1.77%
Portfolio turnover rate	17%	18%	29%	28%	24%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

	Socially Responsive Portfolio – Class O
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.12	$0.13	$0.09	$0.11	$0.07
Net gain (loss) on investments	(0.79)	1.03	2.95	0.86	(0.39)
Total from investment operations	(0.67)	1.16	3.04	0.97	(0.32)
Shareholder distributions
Net investment income	(0.12)	(0.13)	(0.09)	(0.11)	(0.08)
Realized gain	(1.02)	–	–	–	–
Net increase (decrease)	(1.81)	1.03	2.95	0.86	(0.40)
Net asset value at beginning of year	13.65	12.62	9.67	8.81	9.21
Net asset value at end of year	$11.84	$13.65	$12.62	$9.67	$8.81
Total Return[2]	(5.0%)	9.2%	31.4%	11.0%	(3.5%)
Supplemental Data:
Net assets, end of year (000)	$2,709	$4,320	$4,078	$2,576	$2,357
Ratio to average net assets:
Expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waived fees and reimbursed expenses	1.49%	1.31%	1.48%	1.68%	1.67%
Net investment income	0.86%	1.03%	0.84%	1.12%	0.78%
Portfolio turnover rate	11%	13%	11%	6%	11%
	Socially Responsive Portfolio – Advisor Class
	For years ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Per Share Operating Performance:
Net investment income[1]	$0.08	$0.10	$0.06	$0.08	$0.04
Net gain (loss) on investments	(0.78)	1.02	2.95	0.86	(0.39)
Total from investment operations	(0.70)	1.12	3.01	0.94	(0.35)
Shareholder distributions
Net investment income	(0.08)	(0.10)	(0.06)	(0.08)	(0.05)
Realized gain	(1.02)	–	–	–	–
Net increase (decrease)	(1.80)	1.02	2.95	0.86	(0.40)
Net asset value at beginning of year	13.64	12.62	9.67	8.81	9.21
Net asset value at end of year	$11.84	$13.64	$12.62	$9.67	$8.81
Total Return[2]	(5.3%)	8.9%	31.1%	10.7%	(3.8%)
Supplemental Data:
Net assets, end of year (000)	$3,390	$3,538	$3,276	$2,422	$2,441
Ratio to average net assets:
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waived fees and reimbursed expenses	1.80%	1.61%	1.80%	1.98%	1.98%
Net investment income	0.59%	0.73%	0.55%	0.82%	0.49%
Portfolio turnover rate	11%	13%	11%	6%	11%

1  Net investment income is calculated based on average shares outstanding.

2  Total investment return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

The accompanying notes are an integral part of the financial statements.

OTHER INFORMATION (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in each portfolio is available, without charge and upon request, by calling 1-800-249-6269. This information is also available by accessing the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-249-6269. Furthermore, you can obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

MANAGEMENT OF THE FUND (unaudited)

Management Information

Overall responsibility for management of the Fund rests with the Board of Directors, who are elected by the shareholders of the Fund. Each member of the Board of Directors is responsible for 4 portfolios in the fund complex. The Directors elect the officers of the Fund to actively supervise its day-to-day activities. The Directors and officers of the Fund can be reached at OneAmerica Funds, Inc. c/o Legal Department, One American Square, Indianapolis, IN 46282.

Board Members of the Fund

Name and Year of Birth	Current Position with the Fund	Director Since	Principal Occupation(s) During the Past 5 Years	Other Directorships held by Director
Interested Director
Elaine E. Bedel[1], 1952	• Director[2]	2/22/2013	• President, Bedel Financial Consulting, Inc. (1989 to present)	• None
Independent Directors
Joseph E. DeGroff[3], 1953	• Chairman of the Board[2]	11/4/2010	• Partner, Ice Miller, LLP (Law Firm) (1996 until his retirement in 12/2013)	• None
Dr. James L. Isch, 1950	• Chairman of the Audit Committee[2] & Lead Independent Director[2]	11/12/2009	• Chief Operating Officer, NCAA (9/2010 until his retirement in 2/2015) • Interim President, NCAA (9/2009 to 9/2010) • Senior Vice President of Administration and CFO, NCAA (1998 to 9/2009)	• None
Stephen J. Helmich, 1949	• Director[2]	12/17/2004	• President, Cathedral High School (1999 to present)	• None
Gilbert F. Viets[4], 1943	• Director[2]	9/27/2004	• Deputy Commissioner and Chief of Staff, Indiana Department of Transportation (12/2006 until his retirement in 11/2008)	• None

1  This individual is an "interested person" as defined by Section 2(a)(19) of the Investment Company Act of 1940.

2  The term of office for each director of the Fund shall be from the time of his or her election and qualification until the election of directors next succeeding his/her election and until his/her successor shall have been elected and shall have qualified. Absent an act by the Board of Directors to allow service by a Director after his/her seventy-second (72nd) birthday, no person shall be eligible for election as a director who has reached his/her seventy-second (72nd) birthday. Further, no person shall serve as a director past his/her seventy-second (72nd) birthday. Upon the occurrence of a director's seventy-second (72nd) birthday, the director shall cease to be a director.

3  Joseph E. DeGroff was an Interested Director from 11/4/2010 – 12/31/2015. Due to the period of time for which Mr. DeGroff has been separated from his prior employer, Ice Miller, LLP, he has become an Independent Director as of 1/1/2016.

4  By act of the Board of Directors, Gilbert F. Viets will serve a one-year term past his seventy-second (72nd) birthday.

MANAGEMENT OF THE FUND (unaudited) (continued)

Officers of the Fund

Name and Year of Birth	Current Position with the Fund	Officer Since	Principal Occupation(s) During the Past 5 Years
John C. Mason, 1964	• President[1]	8/22/2014

• President, OneAmerica Asset Management, LLC® (10/2012 to present); Senior Vice President & Chief Investment Officer, American United Life Insurance Company® (5/2013 to present); Chief Investment Officer, American United Life Insurance Company® (3/2012 to 5/2013); Vice President, Investments, American United Life Insurance Company® (8/2011 to 3/2012); Vice President, Fixed Income Securities, American United Life Insurance Company® (2/2010 to 8/2011); Vice President, Marketable Bonds, American United Life Insurance Company® (11/2004 to 2/2010)

Erik W. Hansen[2], 1983	• Secretary & Chief Compliance Officer[1]	8/21/2015

• Assistant General Counsel, American United Life Insurance Company® (4/2014 to present); Staff Attorney, Barnes & Thornburg LLP (1/2013 – 2/2014); Associate, Bracewell & Giuliani LLP (10/2010 – 11/2012)

Stephen L. Due[3], 1977	• Assistant Secretary[1]	11/4/2010	• Associate General Counsel, American United Life Insurance Company® (4/2014 to present); Assistant General Counsel, American United Life Insurance Company® (6/2007 to 4/2014)
Andrew J. Michie, 1973	• Treasurer[1]	5/22/2014	• Vice President & Controller, American United Life Insurance Company® (11/2012 to present); Senior Vice President, Corporate Finance, CMFG Life Insurance Company® (2009 to 2012)
Nicholas C. Slabaugh, 1982	• Assistant Treasurer[1]	8/23/2013

• Director, Investment Accounting, American United Life Insurance Company® (7/2014 to present); Director, Accounting, American United Life Insurance Company® (7/2013 to 7/2014); Director, Separate Accounts Administration, American United Life Insurance Company® (1/2013 to 7/2013); Manager, Internal Audit, American United Life Insurance Company® (7/2011 to 1/2013); Senior Internal Auditor, American United Life Insurance Company® (11/2010 to 7/2011); Senior Associate, PricewaterhouseCoopers, LLP (7/2008 to 11/2010)

Susan E. Uhl, 1958	• Anti-Money Laundering Officer[1]	5/18/2007	• Associate General Counsel, American United Life Insurance Company® (5/2013 to present); Assistant General Counsel, American United Life Insurance Company® (2007 to 5/2013)

1  The term of office for each officer of the Fund shall be at the pleasure of the Board or until their respective successors are chosen and qualify.

2  Erik W. Hansen resigned as Secretary & Chief Compliance Officer effective February 12, 2016.

3  Stephen L. Due was appointed Secretary & Chief Compliance Officer effective February 12, 2016.

OneAmerica® Funds, Inc.

One American Square, P.O. Box 368

Indianapolis, IN 46206-0368

(317) 285-1111

www.oneamericafunds.com

© 2015 American United Life Insurance Company®. All rights reserved. OneAmerica® and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

P-12757 12/31/15

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There were no material amendments to the Code of Ethics in 2015.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 of this report.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as an exhibit in Item 12 of this report. It can also be found on its Internet website: www.oneamericafunds.com on the About Us page.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Audit Committee has determined that Mr. James L. Isch is the “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,598 for 2015 and $60,000 for 2014.

(b) Audit Related Fees - There were no fees billed in either of the last two years for any audit related fees not reported in Item 4(a).

(c) Tax Fees - The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, tax planning, or tax preparation by the principal accountant to the registrant are $18,320 for 2015 and $18,320 for 2014.

(d) All Other Fees - There were no fees billed to the registrant in either of the last two fiscal years for any services other than those reported in paragraphs (a) - (c) of this Item 4.

(e) (1) The Audit Committee of the registrant meets with the principal accountant and management to review and pre-approve all audit services, tax services, and any other services to be performed by the principal accountant. All services performed by the principal accountant must be pre-approved. The Board of Directors authorized the Audit Committee to approve specific details regarding the engagement for audit and non-audit services, the full Board having previously determined no conflict exists in the provisions of such services in light of all other services provided by the consultant.

(2) 100% of the services described in paragraphs (a) - (d) of this item were pre-approved by the Audit Committee of the registrant.

(f) No disclosure is required for this Item 4(f) by the registrant in 2015.

(g) The aggregate non-audit fees billed to the registrant by the principal accountant for the last two fiscal years are $18,320 for 2015 and $18,320 for 2014. The non-audit fees billed by the principal accountant to entities under common control of the registrant’s investment adviser are $242,561 for 2015 and $308,650 for 2014.

(h) The Audit Committee has considered whether any provision for non-audit services performed by the principal accountant that were not pre-approved is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)         The President and Treasurer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Fund is made known to them by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing of this report.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics

(a) (2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto.

(b)  Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto.

ONEAMERICA FUNDS, INC. One American Square, P.O. Box 368 Indianapolis, IN 46206-0368	Phone (317) 285-1877

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		OneAmerica Funds, Inc.

By (Signature and Title)*		/s/ John C. Mason, President
John C. Mason, President

Date	2/25/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John C. Mason, President
John C. Mason, President

Date	2/25/16

By (Signature and Title)*		/s/ Andrew J. Michie, Treasurer
Andrew J. Michie, Treasurer

Date	2/25/16

* Print the name and title of each signing officer under his or her signature.